                             BASIC LEASE INFORMATION
Lease Date:                January ___, 2000

Tenant:                    INET TECHNOLOGIES, INC., a Delaware corporation

Tenant's Address:          Prior to Commencement Date:        After the Commencement Date:
                           1255 West 15th Street, Suite 600   1500 N. Greenville Avenue, Suite 100
                           Plano, Texas 75075                 Richardson, Texas 75081

Contact:                   William Mina                                 Telephone: 972-578-6100

Landlord:                  COLLINS CROSSING, LTD., a Texas limited partnership

Landlord's Address:        2200 Ross Avenue, Suite 3700
                           Dallas, Texas  75201

Contact:                   Jeff Carter                                  Telephone: 214-979-6100

Premises:                  Suite Nos. 100, 200, 800, 900, 1000 and 1100 in the office building
                           (the "BUILDING") located on the land containing approximately
                           5.3394 acres located in Richardson, Dallas County, Texas, and whose street address is 1500 N. Greenville Avenue (the "LAND"). The Premises
                           are outlined on the plan attached to the Lease as EXHIBIT A-1. The
                           Building, the Land, and the adjoining development site on which
                           Landlord or Collins Crossing II, Ltd., a Texas limited partnership
                           ("CCII") may hereafter construct a second building (the "DEVELOPMENT
                           SITE") are depicted on the site plan attached to the Lease as EXHIBIT
                           A-2. The Land is more particularly described on EXHIBIT A-3 attached hereto. The Premises contain 162,402 rentable square feet, subject to adjustment as provided in Section 26(d) below.

Term:                      One hundred twenty (120) months, commencing on July 1, 2000 (the
                           "COMMENCEMENT DATE"), except with respect to the Suite 800 as to which the Term shall commence on August 1, 2000 (the "8TH FLOOR COMMENCEMENT
                           DATE"), and ending at 5:00 p.m. June 30, 2010, subject to adjustment and earlier termination as provided in the Lease.


Basic Rental:              Basic Rental shall be as follows:

                           FLOORS 1, 2, 9, 10, AND 11:

                           07/01/00 - 09/30/00:      $0.00

                           10/01/00 - 06/30/05:      an annual Basic Rental of $22.00 per rentable square foot.
                           07/01/05 - 06/30/10:      an annual Basic Rental of $24.00 per rentable square foot.

                           FLOOR 8:

                           08/01/00 - 09/30/00:      $0.00

                           10/01/00 - 06/30/05:      an annual Basic Rental of $22.00 per rentable square foot.
                           07/01/05 - 06/30/10:      an annual Basic Rental of $24.00 per rentable square foot.

Security Deposit:          None

Rent:                      Basic Rental,  Tenant's  Proportionate  Share of  Electrical  Costs,  Tenant's  share of
                           Excess, and all other sums that Tenant may owe to Landlord under the Lease.

Permitted Use:             General office purposes, including, without limitation, use for training, customer support services, computer integration, computer labs, light assembly of telecommunications equipment,
                           telecommunications labs and any other lawful purpose consistent with the foregoing.

Tenant's Proportionate
Share:                     53.9744%, which is the percentage obtained by dividing (a) the 162,402 rentable square feet in the Premises by (b) the 300,887 rentable square feet in the Building, subject to adjustment as provided in
                           Section 26(d) below.

Expense Stop:              2000 Base Year.

Initial Liability Insurance
Amount:                    $5,000,000.00

Maximum Construction
Allowance:                 $25.00 per rentable square foot, subject to Tenant's right to obtain and amortize an additional $5.00 per rentable square foot, as described in EXHIBIT "D" hereto.

The foregoing Basic Lease Information is incorporated into and made a part of the Lease identified above. If any conflict exists between any Basic Lease Information and the Lease, then the Lease shall control.

LANDLORD:                     COLLINS CROSSING, LTD.,
                              a Texas limited partnership

                              By:  TCDFW-Collins Crossing, Ltd.,
                                   a Texas limited partnership

                                   By:  TCDFW #1, Inc.,
                                        a Delaware corporation,
                                        Its sole general partner

                                        By:  _______________________________
                                        Name:_______________________________
                                        Title:______________________________

TENANT:                       INET TECHNOLOGIES, INC.,
                              a Delaware corporation

                              By: _________________________________________
                                     William Mina, Senior Vice President

                                TABLE OF CONTENTS

                                                                                                           PAGE NO.
                                                                                                           --------
1.       DEFINITIONS AND BASIC PROVISIONS........................................................................1
2.       LEASE GRANT.............................................................................................1
3.       TERM....................................................................................................1
4.       RENT....................................................................................................1
         (a)      Payment........................................................................................1
         (b)      Consumer Price Index Increases to Basic Rental.................................................2
         (c)      Electrical Costs...............................................................................2
         (d)      Annual Cost Statement..........................................................................2
         (e)      Adjustments to Electrical Costs................................................................2
         (f)      Inspection Right...............................................................................2
5.       DELINQUENT PAYMENT; HANDLING CHARGES....................................................................2
6.       SECURITY DEPOSIT........................................................................................2
7.       LANDLORD'S OBLIGATIONS..................................................................................2
         (a)      Services.......................................................................................2
         (b)      Excess Utility Use.............................................................................3
         (c)      Governmental Rules and Regulations.............................................................3
         (d)      Restoration of Services; Abatement.............................................................3
8.       IMPROVEMENTS; ALTERATIONS; REPAIRS; MAINTENANCE.........................................................3
         (a)      Improvements; Alterations......................................................................3
         (b)      Repairs; Maintenance...........................................................................4
         (c)      Performance of Work............................................................................4
         (d)      Mechanic's Liens...............................................................................4
9.       USE.....................................................................................................4
10.      ASSIGNMENT AND SUBLETTING...............................................................................4
         (a)      Transfers; Consent.............................................................................4
         (b)      Cancellation...................................................................................5
         (c)      Additional Compensation........................................................................5
         (d)      Permitted Transfers............................................................................5
11.      INSURANCE; WAIVERS; SUBROGATION; INDEMNITY..............................................................5
         (a)      Insurance......................................................................................5
         (b)      Waiver of Negligence Claims; No Subrogation....................................................6
         (c)      Indemnity......................................................................................6
12.      SUBORDINATION ATTORNMENT; NOTICE TO LANDLORD'S MORTGAGEE................................................6
         (a)      Subordination..................................................................................6
         (b)      Attornment.....................................................................................6
         (c)      Notice to Landlord's Mortgagee.................................................................6
13.      RULES AND REGULATIONS...................................................................................6
14.      CONDEMNATION............................................................................................6
         (a)      Taking - Landlord's and Tenant's Rights........................................................6
         (b)      Taking - Landlord's Rights.....................................................................6
         (c)      Award..........................................................................................6
15.      FIRE OR OTHER CASUALTY..................................................................................7
         (a)      Repair Estimate................................................................................7
         (b)      Landlord's and Tenant's Rights.................................................................7
         (c)      Landlord's Rights..............................................................................7
         (d)      Repair Obligation..............................................................................7
16.      TAXES...................................................................................................7
17.      EVENTS OF DEFAULT.......................................................................................7
18.      REMEDIES................................................................................................7
19.      PAYMENT BY TENANT; NON-WAIVER...........................................................................8
         (a)      Payment by Tenant..............................................................................8
         (b)      No Waiver......................................................................................8
         (c)      Landlord Default...............................................................................8
20.      NO LANDLORD'S LIEN......................................................................................8
21.      SURRENDER OF PREMISES...................................................................................8
22.      HOLDING OVER............................................................................................8
23.      CERTAIN RIGHTS RESERVED BY LANDLORD.....................................................................8
24.      SUBSTITUTION SPACE......................................................................................9
25.      MISCELLANEOUS..........................................................................................10
         (a)      Landlord Transfer.............................................................................10
         (b)      Landlord's Liability..........................................................................10
         (c)      Force Majeure.................................................................................10
         (d)      Brokerage.....................................................................................10
         (e)      Estoppel Certificates.........................................................................10
         (f)      Notices.......................................................................................10
         (g)      Separability..................................................................................10
         (h)      Amendments; and Binding Effect................................................................10
         (i)      Quiet Enjoyment...............................................................................10
         (j)      Joint and Several Liability...................................................................10
         (k)      Captions......................................................................................10
         (l)      No Merger.....................................................................................10
         (m)      No Offer......................................................................................10
         (n)      Exhibits......................................................................................10

                                       iii

         (o)      Entire Agreement..............................................................................11
26.      SPECIAL PROVISIONS.....................................................................................11
         (a)      Building Name; Signage........................................................................11
         (b)      Exclusivity...................................................................................11
         (c)      Roof Rights...................................................................................12
         (d)      Calculation of Rentable Area..................................................................12
         (e)      Electric Utility Deregulation.................................................................12
         (f)      Zoning Variance...............................................................................12
         (g)      Municipal Incentives..........................................................................12
         (h)      Consents......................................................................................13
         (i)      Hazardous Materials...........................................................................13
         (j)      Offset Rights.................................................................................13
         (k)      Conditions Precedent..........................................................................13
         (1)      Delicatessen..................................................................................13

                              LIST OF DEFINED TERMS

                                                                                                           PAGE NO.
                                                                                                           --------
2nd Floor Space...................................................................................................1
8th Floor Commencement Date.......................................................................................i
8th Floor Space...................................................................................................1
Additional Space................................................................................................G-1
affiliate.........................................................................................................5
Annual Cost Statement.............................................................................................2
Basic Cost......................................................................................................C-1
Basic Lease Information...........................................................................................1
BOMA Standard....................................................................................................12
Building..........................................................................................................i
Casualty..........................................................................................................7
CCII..............................................................................................................i
Commencement Date.................................................................................................i
Commencement of Construction....................................................................................J-1
Completion Date.................................................................................................D-3
Construction Allowance..........................................................................................D-3
Controllable Basic Cost.........................................................................................C-2
Customary Business Hours..........................................................................................2
Damage Notice.....................................................................................................7
Development Site..................................................................................................i
Disabilities Acts.................................................................................................4
Election Notice.................................................................................................F-1
Electrical Costs..................................................................................................2
Electrical Standard...............................................................................................2
Event of Default..................................................................................................7
Excess..........................................................................................................C-1
Exercise Space..................................................................................................G-1
Expense Stop....................................................................................................C-1
Exterior Signage.................................................................................................11
Fair Market Rental Rate.........................................................................................F-1
First Expansion Area............................................................................................I-1
First First-Year Expansion Option...............................................................................I-1
Fixturing Date..................................................................................................D-3
Holidays..........................................................................................................2
HVAC............................................................................................................D-2
Initial Liability Insurance Amount................................................................................5
Interior Signage.................................................................................................11
Land..............................................................................................................i
Landlord..........................................................................................................1
Landlord's Assessment...........................................................................................F-1
Landlord's Delays...............................................................................................D-3
Landlord's Mortgagee..............................................................................................6
Landlord's Work.................................................................................................D-1
Lease.............................................................................................................1
Listed Competitors...............................................................................................11
Loss..............................................................................................................6
Memorandum......................................................................................................J-1
Monument Signage.................................................................................................11
Mortgage..........................................................................................................6
Move-In Period..................................................................................................D-3
Must-Take Space...................................................................................................1
Naming Rights....................................................................................................11
Objection Notice................................................................................................F-1
Offer Notice....................................................................................................G-1
Offer Space.....................................................................................................G-1
Other Costs.....................................................................................................D-4
Parking Garage..................................................................................................E-1
Permitted HVAC/MEP Alterations....................................................................................3
Permitted Transfer................................................................................................5
Permitted Transferee..............................................................................................5
Purchase Offer Notice...........................................................................................J-1
Qualified Broker................................................................................................F-1
Refusal Notice..................................................................................................G-1
Refusal Space...................................................................................................G-1
Rentable Area....................................................................................................12
Replaced Space....................................................................................................9
Required Parking Spaces.........................................................................................E-1
Satellite Dish...................................................................................................12
Scheduled Completion Date.......................................................................................D-2
Second Expansion Area...........................................................................................I-1
Second First-Year Expansion Option..............................................................................I-1
Secured Area......................................................................................................9

                                       v

Signage Rights...................................................................................................11
Short-Term Subleases..............................................................................................5
Substantial Completion..........................................................................................D-3
Substantially Completed.........................................................................................D-3
Substitution Effective Date.......................................................................................9
Substitution Notice...............................................................................................9
Substitution Space................................................................................................9
Supplemental HVAC Equipment......................................................................................12
Taking............................................................................................................6
Tangible Net Worth................................................................................................5
Tax Abatement Agreement..........................................................................................12
Taxes...........................................................................................................C-1
Tenant............................................................................................................1
Tenant Election Notice..........................................................................................J-1
Tenant's Delays.................................................................................................D-3
Termination.....................................................................................................J-1
Termination Events..............................................................................................J-1
Total Construction Costs........................................................................................D-3
Transfer..........................................................................................................4
Untenantable......................................................................................................3
Usable Area......................................................................................................12
Work............................................................................................................D-2
Working Drawings................................................................................................D-2

                                      LEASE

         THIS LEASE AGREEMENT (this "LEASE") is entered into as of January ___, 2000, between COLLINS CROSSING, LTD., a Texas limited partnership ("LANDLORD"), and INET TECHNOLOGIES, INC., a Delaware corporation ("TENANT").

         1. DEFINITIONS AND BASIC PROVISIONS. The definitions and basic provisions set forth in the Basic Lease Information (the "BASIC LEASE INFORMATION") executed by Landlord and Tenant contemporaneously herewith are incorporated herein by reference for all purposes.

         2. LEASE GRANT. Subject to the terms of this Lease, Landlord leases to Tenant, and Tenant leases from Landlord, the Premises.

         3. TERM. Tenant acknowledges that as of the date of this Lease, the Premises are not yet ready for occupancy by Tenant and may not be ready for occupancy by Tenant until after the scheduled Commencement Date of July 1, 2000 (as to floors 1, 2, 9, 10 and 11) or the scheduled 8th Floor Commencement Date of August 1, 2000 (as to the 8th Floor Space). Nevertheless, it is the intent of Landlord and Tenant that the Lease Term (and Tenant's obligation to pay Basic Rental and Tenant's Proportionate Share of Electrical Costs and Excess) shall commence on the scheduled Commencement Date of July 1, 2000, except with respect to the 8th Floor Space, as to which the Lease Term (and Tenant's obligation to pay Basic Rental and Tenant's Proportionate Share of Electrical Costs and Excess) is intended to commence on the scheduled 8th Floor Commencement Date of August 1, 2000, except in each case as hereinafter provided. If the Completion Date (as defined in EXHIBIT D) has not occurred by the Scheduled Completion Date due to Landlord's Delays, then (a) Tenant's obligation to pay Rent hereunder shall be waived for the number of days that the Completion Date is delayed beyond the Scheduled Completion Date due to Landlord's Delays, (b) the Term shall be extended for the number of days that the Completion Date is delayed beyond the Scheduled Completion Date due to Landlord's Delays (and the Commencement Date and/or 8th Floor Commencement Date will be deemed to have been delayed by a like number of days), (c) Landlord shall not be in default hereunder or be liable for damages therefor (except as hereinafter provided), and (d) Tenant shall accept possession of the Premises when Landlord tenders possession thereof to Tenant. If the Completion Date shall not have occurred by the date that is thirty-four (34) weeks after commencement of construction of the Work, as such date may be extended by Tenant's Delays or Force Majeure, Tenant shall have the right to elect to terminate this Lease by written notice to Landlord given at any time prior to the Completion Date.

                  Tenant may elect, in its sole discretion, to occupy the 2nd floor (Suite 200) of the Premises (the "2ND FLOOR SPACE") prior to the scheduled Commencement Date, subject to the following terms and conditions:
(i) the 2nd Floor Space shall be Substantially Complete, (ii) the Term of the Lease shall be deemed to commence with respect to the 2nd Floor Space (but not the balance of the Premises) on the date of occupancy of the 2nd Floor Space by Tenant, and (iii) Tenant's use and occupancy of the 2nd Floor Space shall be upon and subject in all respects to the terms and conditions of this Lease, except that (x) the Term of the Lease as to the 2nd Floor Space only shall be extended by the number of days prior to the Commencement Date that Tenant occupied the 2nd Floor Space (so as to be coterminous with the Term for the remainder of the Premises), and (y) Tenant shall have no obligation to pay Landlord Basic Rental on the 2nd Floor Space prior to the Commencement Date, provided that to the extent Tenant occupies the 2nd Floor Space prior to April 1, 2000, Tenant shall pay to Landlord in advance Basic Rental on the 2nd Floor Space for the number of days prior to April 1, 2000 that Tenant will occupy the 2nd Floor Space at an annual rate of $22.00 per rentable square foot.

                  Tenant may elect, in its sole discretion, to occupy the 8th floor (Suite 800) of the Premises (the "8TH FLOOR SPACE") prior to the scheduled 8th Floor Commencement Date, subject to the following terms and conditions: (i) the 8th Floor Space shall be Substantially Complete, (ii) the Term of the Lease shall be deemed to commence with respect to the 8th Floor Space (but not the balance of the Premises) on the date of occupancy of the 8th Floor Space by Tenant and shall be coterminous with the Term for the remainder of the Premises, and (iii) Tenant's use and occupancy of the 8th Floor Space shall be upon and subject in all respects to the terms and conditions of this Lease; provided that Tenant's obligation to pay to Landlord Basic Rental on the 8th Floor Space at an annual rate of $22.00 per rentable square foot shall in any event, regardless of early occupancy, commence on October 1, 2000.

                  By occupying the Premises (or the 2nd Floor Space or the 8th Floor Space, as the case may be), Tenant shall be deemed to have accepted the Premises (or the 2nd Floor Space or the 8th Floor Space, as the case may be) in their condition as of the date of such occupancy, subject to the performance of punch-list items that remain to be performed by Landlord, if any. Tenant shall execute and deliver to Landlord, within ten (10) days after Landlord has requested same, a letter confirming (1) the Commencement Date (or the 2nd Floor Space Commencement Date and/or the 8th Floor Commencement Date, as the case may be), (2) that Tenant has accepted the Premises (or the 2nd Floor Space or the 8th Floor Space, as the case may be), and (3) that Landlord has performed all of its obligations with respect to the Premises (or the 2nd Floor Space or the 8th Floor Space, as the case may be), except for punch-list items specified in such letter. If the Commencement Date and/or the 8th Floor Commencement Date is not the first day of a calendar month, then the Term shall be extended by the time between the Commencement Date and/or the 8th Floor Commencement Date, as the case may be, and the first day of the next month.

         4. RENT.

                  (a) PAYMENT. Tenant shall timely pay to Landlord the Basic Rental and all additional sums to be paid by Tenant to Landlord under this Lease, including the amounts set forth in EXHIBIT C, without deduction or set off, at Landlord's Address (or such other address as Landlord may from time to time designate in writing to Tenant). Basic Rental, adjusted as herein provided, shall be payable monthly in advance. Monthly installments of Basic Rental shall be due on the first day of each calendar month during the Term (provided that the monthly installments of Basic Rental prior to October 1, 2000 is $0.00, as set forth in the Basic Lease Information, except as otherwise provided with respect to the early occupancy of the 2nd Floor Space). Basic Rental for any fractional month at the beginning of the Term shall be prorated based on 1/365 of the current annual Basic Rental for each day of the partial month this Lease is in effect, and shall be due on the Commencement Date.

                  (b) CONSUMER PRICE INDEX INCREASES TO BASIC RENTAL. [INTENTIONALLY OMITTED]

                  (c) ELECTRICAL COSTS. Tenant shall pay to Landlord an amount equal to the product of (1) the actual cost of all electricity used by the Building ("ELECTRICAL COSTS"), multiplied by (2) Tenant's Proportionate Share. Such amount shall be payable monthly based on Landlord's estimate of the amount due for each month, and shall be due on the Commencement Date and on the first day of each calendar month thereafter unless Landlord has theretofore furnished Tenant with information indicating the amount due, in which event such amount shall be due within thirty (30) days after Landlord has delivered to Tenant an invoice therefor.

                  (d) ANNUAL COST STATEMENT. By April 1 of each calendar year, or as soon thereafter as practicable, Landlord shall furnish to Tenant a statement of Landlord's actual Electrical Costs and Basic Cost (the "ANNUAL COST STATEMENT") for the previous year adjusted as provided in Section 4.(e) and in Paragraph 4 of EXHIBIT D. If the Annual Cost Statement reveals that Tenant paid more for Electrical Costs than Tenant's Proportionate Share of Electrical Costs in the year for which such statement was prepared, then Landlord shall reimburse or credit Tenant for such excess within thirty (30) days after delivery of the Annual Cost Statement in question; likewise, if Tenant paid less than Tenant's Proportionate Share of Electrical Costs, then Tenant shall pay Landlord such deficiency within thirty (30) days after delivery of the Annual Cost Statement in question.

                  (e) ADJUSTMENTS TO ELECTRICAL COSTS. With respect to any calendar year or partial calendar year in which the Building is not occupied to the extent of ninety-five percent (95%) of the rentable area thereof, the Electrical Costs for such period shall, for the purposes hereof, be increased to the amount which would have been incurred had the Building been occupied to the extent of ninety-five percent (95%) of the rentable area thereof; provided that in no event shall the aggregate amount of Electrical Costs charged to all tenants in the Building exceed 100% of the actual Electrical Costs incurred by Landlord for the period in question.

                  (f) INSPECTION RIGHT. Tenant may, after giving Landlord 30-days' prior written notice thereof, inspect or have an independent firm of certified public accountants audit Landlord's records relating to Electrical Costs and Basic Cost (defined in EXHIBIT C) for any periods of time within the two-year period before the date of the audit or inspection; however, no audit or inspection shall extend to periods of time before the Commencement Date. Tenant's audit or inspection shall be conducted only during business hours reasonably designated by Landlord. Tenant shall pay the cost of such audit or inspection, unless the Annual Cost Statement for the time period in question is determined to be in error by more than five percent (5%), in which case Landlord shall pay the audit cost. Tenant may not conduct an inspection or have an audit performed more than once during any calendar year. If such inspection or audit reveals that an error was made in the Electrical Costs or Basic Cost previously charged to Tenant, then Landlord shall refund to Tenant any overpayment of any such costs, or Tenant shall pay to Landlord any underpayment of any such costs, as the case may be, within thirty (30) days after notification thereof. Tenant shall maintain the results of each such audit and inspection confidential and shall not be permitted to use any third party other than an independent firm of certified public accountants to perform such audit and inspection unless such third party or firm is reasonably acceptable to Landlord and agrees with Landlord in writing to maintain the results of such audit or inspection confidential.

         5. DELINQUENT PAYMENT; HANDLING CHARGES. All payments required of Tenant or Landlord hereunder shall bear interest from the date due until paid at the maximum lawful rate. Alternatively, Landlord may charge Tenant a fee equal to five percent (5%) of the delinquent payment to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency. Landlord agrees to waive the default interest and late charges for late payments hereunder once during any consecutive 12-month period during the Term, provided such late payment is paid in full within ten (10) days after receipt of written notice of delinquency. In no event, however, shall the charges permitted under this Section 5 or elsewhere in this Lease, to the extent the same are considered to be interest under applicable law, exceed the maximum lawful rate of interest.

         6. SECURITY DEPOSIT. [INTENTIONALLY OMITTED]

         7. LANDLORD'S OBLIGATIONS.

                  (a) SERVICES. Landlord shall use all reasonable efforts to furnish to Tenant (1) water (hot and cold) at those points of supply provided for general use of tenants of the Building; (2) heated and refrigerated air conditioning as appropriate, between the hours of 7:00 a.m. and 7:00 p.m., Monday through Friday, and 7:00 a.m. and 1:00 p.m. on Saturdays, Holidays excepted in each case ("CUSTOMARY BUSINESS HOURS"), at such temperatures and in such amounts as are set forth in EXHIBIT Q attached hereto; (3) janitorial service to the Premises on weekdays other than Holidays for Building-standard installations (Landlord reserves the right to bill Tenant separately for extra janitorial service required for non-standard installations) and window washing in accordance with the standards set forth in EXHIBIT R attached hereto; (4) five (5) elevators, including a freight elevator, for ingress and egress to the floor on which the Premises are located, in common with other tenants, provided that Landlord may reasonably limit the number of elevators to be in operation at times other than during Customary Business Hours and on Holidays; (5) replacement of Building-standard light bulbs and fluorescent tubes, provided that Landlord's standard charge for such bulbs and tubes shall be paid by Tenant; (6) electrical current of up to eight (8) watts per rentable square foot demand load for lighting and convenience outlets to operate typewriters, personal computers and other machines of similar low electrical consumption (the "ELECTRICAL STANDARD"); and (7) on-site security equipment and personnel for the Building to limit access to the Building other than during Customary Business Hours in accordance with the Security Specifications attached hereto as EXHIBIT M. Landlord shall maintain the common areas of the Building in reasonably good order and condition, except for damage caused by Tenant, or its employees, agents or invitees. If Tenant desires any of the services specified in this Section 7.(a) at any time other than times herein designated, such services shall be supplied to Tenant upon the written request of Tenant delivered to Landlord before 3:00 p.m. on the business day preceding such extra usage, and Tenant shall pay to Landlord the actual incremental increased cost of such services within ten (10) days after Landlord has delivered to Tenant an invoice therefor. As used herein, "HOLIDAYS" means days which are New York Stock Exchange holidays.

                  (b) EXCESS UTILITY USE. Landlord shall use reasonable efforts to furnish electrical current for computers, electronic data processing equipment, special lighting, Liebert units, or other equipment whose electrical energy consumption exceeds the Electrical Standard through the then-existing feeders and risers serving the Building and the Premises, and Tenant shall pay to Landlord the cost of such service within thirty (30) days after Landlord has delivered to Tenant an invoice therefor. Landlord may determine the amount of such additional consumption and potential consumption by either or both: (1) a survey of standard or average tenant usage of electricity in the Building performed by a reputable consultant selected by Landlord and paid for by Tenant; or (2) a separate meter in the Premises installed, maintained, and read by Landlord, at Tenant's expense. Tenant shall not install any electrical equipment requiring special wiring or requiring voltage in excess of the Electrical Standard unless approved in advance by Landlord. The use of electricity in the Premises shall not exceed the capacity of existing feeders and risers to or wiring in the Premises. Any risers or wiring required to meet Tenant's excess electrical requirements shall, upon Tenant's written request, be installed by Landlord, at Tenant's cost, if, in Landlord's sole and absolute judgment, the same are necessary and shall not cause permanent damage or injury to the Building or the Premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or expenses, or interfere with or disturb other tenants of the Building. If Tenant uses machines or equipment in the Premises which affect the temperature otherwise maintained by the air conditioning system or otherwise overload any utility, Landlord may install supplemental air conditioning units or other supplemental equipment in the Premises, and the cost thereof, including the cost of installation, operation, use, and maintenance, shall be paid by Tenant to Landlord within ten (10) days after Landlord has delivered to Tenant an invoice therefor. Landlord agrees that Tenant may elect to install supplemental HVAC equipment for the Premises (i) in connection with the performance of the Work, in accordance with and subject to the terms and conditions, and the approval rights of Landlord, set forth in EXHIBIT D and the other provisions of this Lease; or (ii) as permitted under Section 8.(a); provided that all such supplemental HVAC equipment shall be operated and maintained by Tenant at Tenant's sole cost and expense and shall be separately metered for electrical and chilled water consumption, and Tenant shall pay to Landlord the actual cost for such electrical and chilled water consumption within thirty (30) days after Landlord has delivered to Tenant an invoice therefor.

                  (c) GOVERNMENTAL RULES AND REGULATIONS. Landlord's obligation to furnish services under Section 7.(a) shall be subject to the rules and regulations of the supplier of such services and governmental rules and regulations.

                  (d) RESTORATION OF SERVICES; ABATEMENT. Landlord shall use reasonable efforts to restore any service that becomes unavailable; however, such unavailability shall not render Landlord liable for any damages caused thereby, be a constructive eviction of Tenant, constitute a breach of any implied warranty, or, except as provided in the remainder of this paragraph, entitle Tenant to any abatement of Tenant's obligations hereunder. If there is a failure to provide electricity, chilled air, water and/or sewer service to the Premises which makes a material portion of the Premises Untenantable (as hereinafter defined), then Landlord shall have three (3) business days within which to provide such interim services as are necessary to remedy the problem. If Landlord fails to remedy such problem within three (3) business days, then Tenant may undertake to provide such interim services for itself by temporary generators, temporary chillers, port-o-lets and/or bottled water, and Landlord shall cooperate in the provision of temporary services; provided that Tenant may not assume control of repairs necessary to provide a long-term repair of the problem, and that Tenant may abate the payment of Basic Rental for the period of time during which the Premises are Untenantable if the failure or interruption of services is not due to the failure or interruption of services by a public or other third party utility provider. Also, Landlord agrees to use diligent efforts to restore the delivery of such services or to cause the utility company(ies) to restore such service(s). Landlord will reimburse Tenant for Tenant's reasonable costs incurred in supplying and/or operating temporary generators, temporary chillers, port-o-lets and/or bottled water for the Premises if the failure or interruption of services is not due to the failure or interruption of services by a public utility or other third party utility provider. The term "UNTENANTABLE" shall mean the condition whereby Tenant's use or enjoyment of the Premises or such portion thereof is disrupted to the degree that Tenant's employees cannot reasonably use such space for the uses permitted in this Lease.

         8. IMPROVEMENTS; ALTERATIONS; REPAIRS; MAINTENANCE.

                  (a) IMPROVEMENTS; ALTERATIONS. Improvements to the Premises shall be installed at the expense of Tenant only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed except to the extent that the subject improvements are subject to approval in Landlord's sole discretion as hereinafter set forth, in which event Landlord may withhold approval of such plans and specifications in its sole discretion. After the initial Tenant improvements are made, no alterations or physical additions in or to the Premises may be made without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that Landlord may withhold its consent in its sole and absolute discretion to any alteration or addition (or plans or specifications therefor) that (i) would affect the Building's structure, or (ii) would affect the Building's HVAC, plumbing, electrical, or mechanical systems, except that Permitted HVAC/MEP Alterations shall only be subject to Landlord's reasonable approval. As used herein, "PERMITTED HVAC/MEP ALTERATIONS" means (x) any such alterations or additions (or such plans and specifications) that are limited to changes in those portions of the HVAC, plumbing, mechanical, or electrical systems that are located within the Premises and that are limited in function to the distribution of air, water and electricity within the Premises which changes cannot reasonably be expected to have an adverse impact on such portions of the Building systems not located within the Premises or on the delivery of air, water and electricity to other portions of the Building; and (y) the installation of supplemental HVAC equipment for the Premises which Tenant would otherwise have been permitted to install as part of the Work pursuant to Section 7.(b), provided that such installation shall be subject to the approval rights of Landlord under, and be performed in accordance with the terms and provisions of, Section 26.(c), the provisions of EXHIBIT D which would have been applicable thereto if such supplemental HVAC equipment had been installed in connection with the performance of the Work (including, without limitation, Paragraphs 3, 4, and 5 thereof), and the other provisions of this Lease. Tenant shall not paint or install lighting or decorations, signs, window or door lettering, or advertising media of any type on or about the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed; however, Landlord may withhold its consent in its sole and absolute discretion to any such painting or installation which would affect the appearance of the exterior of the Building or of any common areas or elevator lobby areas of the Building. All alterations, additions, or improvements (whether temporary or permanent in character, and including without limitation all air-conditioning equipment and all other equipment that is in any manner connected to the Building's plumbing system) made in or upon the Premises, either by Landlord or Tenant, shall be Landlord's property at the end of the Term and shall remain on the Premises without compensation to Tenant, except unattached trade fixtures, furniture and personal property which Tenant is entitled to remove pursuant to Section 21. Approval by Landlord of any of Tenant's drawings and plans and specifications prepared in connection with any improvements in the Premises shall not constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or the improvements to which they relate, for any use, purpose, or condition, but such approval shall merely be the consent of Landlord as required hereunder. Notwithstanding anything in this Lease to the contrary, as between Landlord and Tenant, (1) Tenant shall bear the risk of complying with Title III of the Americans with Disabilities Act of 1990, the Texas Elimination of Architectural Barriers Act, and all rules, regulations, and guidelines promulgated under either of such acts, as they may be amended from time to time (the "DISABILITIES ACTS"), in the Premises, and (2) Landlord shall bear the risk of complying with the Disabilities Acts in the common areas of the Building, other than compliance that is necessitated by the use of the Premises for other than the Permitted Use (which risk and responsibility shall be borne by Tenant).

                  (b) REPAIRS; MAINTENANCE. Tenant shall maintain the Premises in a clean, safe, operable, attractive condition, and shall not permit or allow to remain any waste or damage to any portion of the Premises. Tenant shall repair or replace, subject to Landlord's direction and supervision, any damage to the Building caused by Tenant or Tenant's agents, contractors, or invitees. If Tenant fails to make such repairs or replacements within fifteen (15) days after the occurrence of such damage, then Landlord may make the same at Tenant's cost. In lieu of having Tenant repair any such damage outside of the Premises, Landlord may repair such damage at Tenant's cost. The cost of any repair or replacement work performed by Landlord under this Section 8 shall be paid by Tenant to Landlord within ten (10) days after Landlord has delivered to Tenant an invoice therefor.

                  (c) PERFORMANCE OF WORK. All work described in this Section 8 shall be performed only by Landlord or by contractors and subcontractors reasonably approved in writing by Landlord. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage against such risks, in such amounts, and with such companies as Landlord may reasonably require, and to procure payment and performance bonds reasonably satisfactory to Landlord covering the cost of the work. All such work shall be performed in accordance with all legal requirements and in a good and workmanlike manner so as not to damage the Premises, the primary structure or structural qualities of the Building, or plumbing, electrical lines, or other utility transmission facility. All such work which may affect the HVAC, electrical system, or plumbing (including Permitted HVAC/MEP Alterations) must be approved by the Building's engineer of record.

                  (d) MECHANIC'S LIENS. Tenant shall not permit any mechanic's liens to be filed against the Premises or the Building for any work performed, materials furnished, or obligation incurred by or at the request of Tenant. If such a lien is filed, then Tenant shall, within ten days after Landlord has delivered notice of the filing to Tenant, either pay the amount of the lien or diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may pay the lien claim without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within ten (10) days after Landlord has delivered to Tenant an invoice therefor.

         9. USE. Tenant shall continuously occupy and use the Premises only for the Permitted Use and shall comply with all laws, orders, rules, and regulations relating to the use, condition, and occupancy of the Premises. The Premises shall not be used for any use which is disreputable or creates extraordinary fire hazards or results in an increased rate of insurance on the Building or its contents or the storage of any hazardous materials or substances. If, because of Tenant's acts, the rate of insurance on the Building or its contents increases, then such acts shall be an Event of Default, Tenant shall pay to Landlord the amount of such increase on demand, and acceptance of such payment shall not constitute a waiver of any of Landlord's other rights. Tenant shall conduct its business and control its agents, employees, and invitees in such a manner as not to create any nuisance or interfere with other tenants or Landlord in its management of the Building.

         10. ASSIGNMENT AND SUBLETTING.

                  (a) TRANSFERS; CONSENT. Except for Permitted Transfers (defined below), Tenant shall not, without the prior written consent of Landlord (such consent not to be unreasonably withheld, conditioned or delayed, except as hereinafter provided), (1) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (2) permit any entity other than a Permitted Transferee to become Tenant hereunder by merger, consolidation, or other reorganization, (3) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant, (4) sublet any portion of the Premises, (5) grant any license, concession, or other right of occupancy of any portion of the Premises, or (6) permit the use of the Premises by any parties other than Tenant (any of the events listed in Sections 10.(a)(1) through 10.(a)(6) being a "TRANSFER"). Landlord shall not unreasonably withhold its consent to any assignment or subletting of the Premises to a party which (A) has a good credit standing and may reasonably be expected to fulfill the obligations of Tenant hereunder, (B) has a good reputation in the business community, and (C) will use the Premises for the purposes herein stated and will not use the Premises in any manner that would conflict with any exclusive use agreement or other similar agreement entered into by Landlord with any other tenant of the Building. If Tenant requests Landlord's consent to a Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address;

reasonably satisfactory information about its business and business history; its proposed use of the Premises; financial and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Tenant shall reimburse Landlord for its reasonable attorneys' fees incurred in connection with considering any request for its consent to a Transfer. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes the Tenant's obligations hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer, and only to the extent of the rent it has agreed to pay Tenant therefor. Landlord's consent to a Transfer shall not release Tenant from performing its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Rent. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so (and Landlord agrees to provide a copy of any such notice to Tenant).

                  (b) CANCELLATION. Within thirty (30) days after submission of Tenant's written request for Landlord's consent to a Transfer other than to a Permitted Transferee, Landlord may elect to cancel this Lease as to the portion of the Premises proposed to be sublet or assigned as of the date the proposed Transfer was to be effective; provided, however, that the foregoing cancellation right shall be inapplicable to any sublease which (i) is for a term of not greater than forty-eight (48) months, and (ii) when aggregated with all other then outstanding subleases of Tenant, does not result in more that 60,000 rentable square feet then being subleased by Tenant (any such subleases meeting the foregoing criteria in effect from time to time being herein collectively called "SHORT-TERM SUBLEASES"). If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall terminate as to such portion of the Premises and Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant.

                  (c) ADDITIONAL COMPENSATION. Tenant shall pay to Landlord, immediately upon receipt thereof, fifty percent (50%) of all compensation received by Tenant for a Transfer that exceeds (i) the Basic Rental and Tenant's share of Electrical Costs and Excess allocable to the portion of the Premises covered thereby, and (ii) the reasonable out-of-pocket costs incurred by Tenant and Landlord in connection with such Transfer.

                  (d) PERMITTED TRANSFERS. Notwithstanding the foregoing, Tenant may Transfer all or part of its interest in this Lease or all or part of the Premises to the following types of entities (a "PERMITTED TRANSFEREE") without the written consent of Landlord (a "PERMITTED TRANSFER"), provided that the conditions set forth below are satisfied:

                           (1) any person or entity who or which controls, is controlled by, or is under common control with Tenant;

                           (2) any corporation in which or with which Tenant, or its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions governing merger and consolidation of corporations, so long as (A) Tenant's obligations hereunder are assumed by the corporation surviving such merger or created by such consolidation; and (B) the Tangible Net Worth of the surviving or created corporation is not less than the Tangible Net Worth of Tenant as of the date hereof; or

                           (3) any corporation acquiring all or substantially all of Tenant's assets if such corporation's Tangible Net Worth after such acquisition is not less than the Tangible Net Worth of Tenant as of the date hereof.

Tenant shall promptly notify Landlord of any such Permitted Transfer. As a condition precedent to any Permitted Transfer, the proposed Permitted Transferee must deliver to Landlord a written agreement whereby it expressly assumes the Tenant's obligations hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer, and only to the extent of the rent it has agreed to pay Tenant therefor. The occurrence of a Permitted Transfer shall not waive Landlord's rights as to any subsequent Transfers. As used herein, "TANGIBLE NET WORTH" shall mean the excess of total assets over total liabilities (in each case, determined in accordance with GAAP) excluding from the determination of total assets all assets which would be classified as intangible assets under GAAP, including, without limitation, goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises.

         11. INSURANCE; WAIVERS; SUBROGATION; INDEMNITY.

                  (a) INSURANCE. Tenant shall at its expense procure and maintain throughout the Term the following insurance policies: (1) comprehensive general liability insurance in amounts of not less than a combined single limit of $5,000,000 (the "INITIAL LIABILITY INSURANCE AMOUNT") or such other amounts as Landlord may from time to time reasonably require, insuring Tenant, Landlord, and Landlord's property management company against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises, including contractual liability insurance coverage sufficient to cover Tenant's indemnity obligations hereunder, (2) insurance covering the full value of Tenant's property and improvements, and other property (including property of others), in the Premises for Tenant's benefit only, and (3) business interruption insurance for Tenant's benefit only. Tenant's insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord's policy will be excess over Tenant's policy. Tenant shall furnish certificates of such insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days before cancellation or a material change of any such insurance. All such insurance policies shall be in form, and issued by companies, reasonably satisfactory to Landlord. The term "AFFILIATE" shall mean any person or entity which, directly or indirectly, controls, is controlled by, or is under common control with the party in question.

                  Landlord shall, at its expense, procure and maintain throughout the Term of this Lease (i) comprehensive general liability insurance with respect to all common areas of the Building in an amount not less than that required of Tenant with respect to the Premises, including contractual liability coverage sufficient to cover Landlord's indemnity obligations hereunder, and (ii) all risk full replacement cost fire and extended coverage insurance on the Building and all Improvements therein, including boiler coverage and a rent loss endorsement for at least twelve
(12) months. Upon Tenant's written request, Landlord shall from time to time furnish to Tenant certificates evidencing the maintenance of all insurance coverages required hereunder.

                  (b) WAIVER OF NEGLIGENCE CLAIMS; NO SUBROGATION. Landlord shall not be liable to Tenant and Tenant shall not be liable to Landlord or those claiming by, through, or under Tenant or Landlord (as the case may be) for any injury to or death of any person or persons or the damage to or theft, destruction, loss, or loss of use of any property or inconvenience (a "LOSS") caused by casualty, theft, fire, third parties, or any other matter (including Losses arising through repair or alteration of any part of the Building, or failure to make repairs, or from any other cause), for matters covered by the insurance required to be carried by the respective party hereunder, REGARDLESS OF WHETHER THE NEGLIGENCE OF EITHER PARTY TO THIS LEASE CAUSED SUCH LOSS IN WHOLE OR IN PART. Landlord and Tenant each waives any claim it might have against the other for any damage to or theft, destruction, loss, or loss of use of any property, to the extent the same is insured against under any insurance policy that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or is required to be insured against under the terms hereof, REGARDLESS OF WHETHER THE NEGLIGENCE OR FAULT OF THE OTHER PARTY TO THIS LEASE CAUSED SUCH LOSS; HOWEVER, LANDLORD'S AND TENANT'S WAIVER SHALL NOT INCLUDE ANY DEDUCTIBLE AMOUNTS OF UP TO $50,000.00 ON INSURANCE POLICIES CARRIED BY LANDLORD OR TENANT (AS THE CASE MAY BE) OR APPLY TO ANY COINSURANCE PENALTY WHICH LANDLORD OR TENANT (AS THE CASE MAY BE) MIGHT SUSTAIN OF UP TO $50,000.00. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

                  (c) INDEMNITY. Subject to Section 11.(b), Tenant shall defend, indemnify, and hold harmless Landlord and its agents from and against all claims, demands, liabilities, causes of action, suits, judgments, and expenses (including reasonable attorneys' fees) for any Loss arising from any occurrence on the Premises or from Tenant's failure to perform its obligations under this Lease (other than a Loss arising from the negligence of Landlord or its agents). Subject to Section 11.(b), Landlord shall defend, indemnify and hold harmless Tenant and its agents from and against all claims, demands, liabilities, causes of action, suits, judgments and expenses (including reasonable attorneys' fees) for any Loss arising from any occurrence in the Building's common areas (other than a Loss arising from the negligence of Tenant or its agents). This indemnity provision shall survive termination or expiration of this Lease.

        12. SUBORDINATION ATTORNMENT; NOTICE TO LANDLORD'S MORTGAGEE.

                  (a) SUBORDINATION. This Lease shall be subordinate to any deed of trust, mortgage, or other security instrument (a "MORTGAGE") that now or hereafter covers all or any part of the Premises (the mortgagee under any Mortgage is referred to herein as "LANDLORD'S MORTGAGEE"). Notwithstanding the foregoing, this Lease shall only be effective upon delivery of an executed subordination, non-disturbance and attornment agreement from each current Landlord's Mortgagee in substantially the forms attached hereto as EXHIBIT L The subordination of Tenant's rights hereunder to any future Landlord's Mortgagee under this SECTION 12.(a) shall be conditioned upon such future Landlord's Mortgagee's execution and delivery of a subordination, non-disturbance and attornment agreement in a form substantially similar to either of those attached hereto as EXHIBIT L or otherwise reasonably satisfactory to Tenant and such future Landlord's Mortgagee.

                  (b) ATTORNMENT. Tenant shall attorn to any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confirming such attornment as such party may reasonably request.

                  (c) NOTICE TO LANDLORD'S MORTGAGEE. Tenant shall not seek to enforce any remedy it may have for any default on the part of the Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder.

         13. RULES AND REGULATIONS. Tenant shall comply with the rules and regulations of the Building which are attached hereto as EXHIBIT B. Landlord may, from time to time, change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, provided that such changes are applicable to all tenants of the Building and will not unreasonably interfere with Tenant's use of the Premises, and provided that Tenant has received written notice thereof. Tenant shall be responsible for the compliance with such rules and regulations by its employees, agents, and invitees.

         14. CONDEMNATION.

                  (a) TAKING - LANDLORD'S AND TENANT'S RIGHTS. If any part of the Building is taken by right of eminent domain or conveyed in lieu thereof (a "TAKING"), and such Taking prevents Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within sixty (60) days after the Taking, and Rent shall be apportioned as of the date of such Taking. If Tenant does not terminate this Lease, then Rent shall be abated on a reasonable basis as to that portion of the Premises rendered untenantable by the Taking.

                  (b) TAKING - LANDLORD'S RIGHTS. If any material portion, but less than all, of the Building becomes subject to a Taking, or if Landlord is required to pay any of the proceeds received for a Taking to Landlord's Mortgagee, then this Lease, at the option of Landlord, exercised by written notice to Tenant within thirty (30) days after such Taking, shall terminate and Rent shall be apportioned as of the date of such Taking. If Landlord and Tenant do not terminate this Lease, then this Lease will continue, but if any portion of the Premises has been taken, Basic Rental shall abate as provided in the last sentence of Section 14.(a).

                  (c) AWARD. If any Taking occurs, then Landlord shall receive the entire award or other compensation for the Land, the Building, and other improvements taken, and Tenant may separately pursue a claim against the condemnor for the value of Tenant's personal property which Tenant is entitled to remove under this Lease, moving costs, loss of business, and other claims it may have.

         15. FIRE OR OTHER CASUALTY.

                  (a) REPAIR ESTIMATE. If the Premises or the Building are damaged by fire or other casualty (a "CASUALTY"), Landlord shall, within forty-five (45) days after such Casualty, deliver to Tenant a good faith estimate (the "DAMAGE NOTICE") of the time needed to repair the damage caused by such Casualty.

                  (b) LANDLORD'S AND TENANT'S RIGHTS. If a material portion of the Premises or the Building is damaged by Casualty such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord estimates that the damage caused thereby cannot be repaired within two hundred twenty-five (225) days after such Casualty, then Tenant may terminate this Lease by delivering written notice to Landlord of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant. If Tenant does not terminate this Lease, then (subject to Landlord's rights under Section 15.(c)) Landlord shall repair the Building or the Premises, as the case may be, as provided below, and Rent for the portion of the Premises rendered untenantable by the damage shall be abated on a reasonable basis from the date of damage until the completion of the repair, unless Tenant caused such damage, in which case, Tenant shall continue to pay Rent without abatement.

                  (c) LANDLORD'S RIGHTS. If a Casualty damages a material portion of the Building, and Landlord makes a good faith determination that restoring the Premises would be uneconomical, or if Landlord is required to pay any insurance proceeds arising out of the Casualty to Landlord's Mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant, and Basic Rental hereunder shall be abated as of the date of the Casualty.

                  (d) REPAIR OBLIGATION. If neither party elects to terminate this Lease following a Casualty, then Landlord shall, within a reasonable time after such Casualty, commence to repair the Building and the Premises and shall proceed with reasonable diligence to restore the Building and Premises to substantially the same condition as they existed immediately before such Casualty; however, Landlord shall not be required to repair or replace any part of the furniture, equipment, fixtures, and other improvements which may have been placed by, or at the request of, Tenant or other occupants in the Building or the Premises, and Landlord's obligation to repair or restore the Building or Premises shall be limited to the extent of the insurance proceeds actually received by Landlord for the Casualty in question.

         16. TAXES. Tenant shall be liable for all taxes levied or assessed against personal property, furniture, or fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, upon demand, that part of such taxes for which Tenant is primarily liable hereunder.

         17. EVENTS OF DEFAULT. Each of the following occurrences shall constitute an "EVENT OF DEFAULT":

                  (a) Tenant's failure to pay Rent, or any other sums due from Tenant to Landlord under the Lease (or any other lease executed by Tenant for space in the Building), when due provided that on the first such failure to pay during any consecutive 12-month period during the Term, such failure shall not constitute an Event of Default unless such failure continues for ten (10) days after the date Landlord delivers to Tenant written notice thereof;

                  (b) Tenant's failure to perform, comply with, or observe any other agreement or obligation of Tenant under this Lease (or any other lease executed by Tenant for space in the Building) and the continuance of such failure for a period of thirty (30) days after the date Landlord delivers to Tenant written notice thereof; however, if such failure cannot be cured within such 30-day period and Tenant commences to cure such failure within such 30-day period and thereafter diligently pursues such cure to completion, then such failure shall not be an Event of Default unless it is not fully cured within an additional one hundred fifty (150) days after the expiration of the 30-day period;

                  (c) the filing of a petition by or against Tenant (the term "Tenant" shall include, for the purpose of this Section 17.(c), any guarantor of the Tenant's obligations hereunder) (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any state or federal debtor relief law; (3) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease; or (4) for the reorganization or modification of Tenant's capital structure;

                  (d) [Intentionally Omitted]; and

                  (e) the admission by Tenant that it cannot meet its obligations as they become due or the making by Tenant of an assignment for the benefit of its creditors.

         18. REMEDIES. Upon any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder or by law or equity, take any of the following actions:

                  (a) Terminate this Lease by giving Tenant written notice thereof, in which event, Tenant shall pay to Landlord the sum of (1) all Rent accrued hereunder through the date of termination, (2) all amounts due under
Section 19.(a), and (3) an amount equal to (A) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the "Prime Rate" as published on the date this Lease is terminated by The Wall Street Journal, Southwest Edition, in its listing of "Money Rates", minus (B) the then present fair rental value of the Premises for such period, similarly discounted; or

                  (b) Terminate Tenant's right to possession of the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (1) all Rent and other amounts accrued hereunder to the date of termination of possession, (2) all amounts due from time to time under Section 19.(a), and (3) all Rent and other sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period. Landlord shall use reasonable efforts to relet the Premises on such terms and conditions as Landlord in its sole discretion may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to exclude or dispossess Tenant of the Premises shall be deemed to be taken under this Section 18.(b). If Landlord elects to proceed under this Section 18.(b), it may at any time elect to terminate this Lease under Section 18.(a).

         19. PAYMENT BY TENANT; NON-WAIVER.

                  (a) PAYMENT BY TENANT. Upon any Event of Default, Tenant shall pay to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses), to the maximum extent permitted under applicable law, in (1) obtaining possession of the Premises, (2) removing and storing Tenant's property or the property of any other person in the Premises, (3) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting the Premises, including the portion of any brokerage commissions and tenant finish costs incurred which are applicable to the unexpired Term of this Lease, (4) performing Tenant's obligations which Tenant failed to perform (other than the obligation to pay Rent, the recovery of which by Landlord is governed by Section 18 hereof), and (5) enforcing Landlord's rights and remedies arising out of the Event of Default.

                  (b) NO WAIVER. Landlord's acceptance of Rent following an Event of Default shall not waive Landlord's rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such term or violation of any other term.

                  (c) LANDLORD DEFAULT. Upon any violation or breach by Landlord of any of the terms and conditions contained herein (except as otherwise expressly provided herein and subject to the terms and provisions of Section 25(b)), which violation or breach is not cured within a reasonable period of time after written notice thereof by Tenant to Landlord, Landlord shall pay to Tenant all commercially reasonable costs incurred by Tenant as a result thereof, including court costs and reasonable attorneys' fees and expenses.

         20. NO LANDLORD'S LIEN. Landlord hereby waives any contractual, statutory or constitutional landlord's lien rights to which it might otherwise be entitled in respect of the equipment, fixtures, furnishings, inventory, chattels, accounts and other personal property of Tenant to secure performance of Tenant's obligations under this Lease.

         21. SURRENDER OF PREMISES. No act by Landlord shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same is made in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises with all improvements located thereon in good repair and condition, reasonable wear and tear and condemnation and fire or other casualty (as to which the provisions of Section 11 shall govern) excepted, and shall deliver to Landlord all keys to the Premises. Tenant may remove all unattached trade fixtures, furniture, and personal property placed in the Premises by Tenant (but Tenant shall not remove any such item which was paid for, in whole or in part, by Landlord). Additionally, Tenant shall remove such alterations, additions, improvements, trade fixtures, equipment, wiring, and furniture as Landlord may request; provided that Tenant shall not be required to remove the alterations, additions, trade fixtures and equipment installed as part of the Work or any subsequent alterations, additions, trade fixtures or equipment installed in accordance with this Lease unless otherwise specified by Landlord in writing prior to the construction or installation thereof; and provided further that Tenant shall repair all damage caused by such removal. All items not so removed shall be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items. The provisions of this Section 21 shall survive the end of the Term.

         22. HOLDING OVER. If Tenant fails to vacate the Premises at the end of the Term, then Tenant shall be a tenant at will and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, Tenant shall pay, in addition to the other Rent, a daily Basic Rental equal to one hundred fifty percent (150%) of the daily Basic Rental payable during the last month of the Term.

         23. CERTAIN RIGHTS RESERVED BY LANDLORD. Provided that the exercise of such rights does not unreasonably interfere with Tenant's occupancy of the Premises, Landlord shall have the following rights:

                  (a) to decorate and to make inspections, repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Building, or any part thereof; for such purposes, to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; to interrupt or temporarily suspend Building services and facilities; and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Building;

                  (b) to take such reasonable measures as Landlord deems advisable for the security of the Building and its occupants, including without limitation searching all persons entering or leaving the Building; evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building; and closing the Building after Customary Business Hours and on Saturdays, Sundays, and Holidays, subject, however, to Tenant's right to enter the Building twenty-four (24) hours per day, seven (7) days per week, under such reasonable regulations as Landlord may prescribe from time to time which may include by way of example, but not of limitation, that persons entering or leaving the Building, whether or not during normal business hours, identify themselves to a security officer by registration or otherwise and that such persons establish their right to enter or leave the Building; and

                  (c) to enter the Premises at all reasonable hours and upon reasonable notice to Tenant (which may be verbal) at any time during the Term of the Lease to show the Premises to prospective purchasers and lenders and during the final year of the initial Term (or, if Tenant shall timely and validly exercise an extension option as provided in EXHIBIT F, during the final year of the extended Lease Term) to show the Premises to prospective tenants; provided that Tenant shall have the right to have a representative present during such entry if Tenant so elects.

                  Notwithstanding anything to the contrary contained herein, Tenant shall be entitled, during the Lease Term to designate a reasonable portion (or portions) of the Premises as a "SECURED AREA" and to install door locks or other access control systems as necessary to secure such Secured Area(s), provided that Tenant gives Landlord prior written notice of Tenant's designation of such Secured Area(s) and that such Secured Area(s) shall be used by Tenant solely for the purposes permitted under this Lease. Tenant hereby agrees and acknowledges that Landlord shall have no obligation to perform janitorial services in such Secured Area(s) unless Tenant provides Landlord a written request for same and provides Landlord with access to such Secured Area(s) (by providing Landlord a key or other device, by scheduling Landlord's entry with an escort or otherwise). If Tenant does not provide Landlord with a key or other device to gain access to such Secured Area(s), Landlord shall have the right to use reasonable force to gain access to such Secured Area(s) in the case of emergency and Landlord shall have no liability whatsoever to Tenant in connection therewith. Landlord and Tenant hereby agree and acknowledge that, except as provided in the immediately preceding sentence, Landlord shall enter such Secured Area(s) only upon one (1) business days' prior notice to Tenant and only after providing Tenant with the opportunity to have a representative of Tenant present as an escort. Landlord and Tenant hereby agree to use commercially reasonable efforts to schedule any such entries into the Secured Area(s) by Landlord at times that are mutually convenient to both Landlord and Tenant, taking into consideration the nature of Tenant's operations in the Premises. Tenant agrees that Tenant shall be responsible, at its sole cost and expense, for complying with all applicable laws regarding such Secured Area(s).

         24. SUBSTITUTION SPACE.

                  (a) From time to time during the Term, Landlord may substitute for any portion of the Premises which is located on a floor in the Building (other than the first floor) that is not wholly occupied by Tenant and which partial floor leased by Tenant contains less than 15,000 rentable square feet (the "REPLACED SPACE") other space that has an area at least equal to and is of comparable quality to the Replaced Space and is located in the Building (the "SUBSTITUTION SPACE").

                  (b) If Landlord exercises such right by giving Tenant notice thereof ("SUBSTITUTION NOTICE") at least sixty (60) days before the effective date of such substitution, then (1) the description of the Premises shall be amended to reflect the inclusion of the Substitution Space; and (2) all of the terms and conditions of this Lease shall apply to the Substitution Space except that if the Substitution Space contains more square footage than the Replaced Space, then the Basic Rental then in effect shall be increased proportionately (provided that such increase shall not exceed one hundred five percent (105%) of the Basic Rental due for the Replaced Space) and shall be subject to adjustment as herein provided. The effective date of such substitution (the "SUBSTITUTION EFFECTIVE DATE") shall be the date specified in the Substitution Notice or, if Landlord is required to perform tenant finish work to the Substitution Space under Section 24.(c), then the date on which Landlord substantially completes such tenant finish work. If Landlord is delayed in performing the tenant finish work by Tenant's actions (either by Tenant's change in the plans and specifications for such work or otherwise), then the Substitution Effective Date shall not be extended and Tenant shall pay Rent for the Substitution Space beginning on the date specified in the Substitution Notice.

                  (c) Tenant may either accept possession of the Substitution Space in its "as is" condition as of the Substitution Effective Date or require Landlord to alter the Substitution Space in the same manner as the Premises were altered or were to be altered. Tenant shall deliver to Landlord written notice of its election within ten (10) days after the Substitution Notice has been delivered to Tenant. If Tenant fails to timely deliver notice of its election or if an Event of Default then exists, then Tenant shall be deemed to have elected to accept possession of the Substitution Space in its "as is" condition.

                  (d) Tenant shall move from the Replaced Space into the Substitution Space and shall surrender possession of the Replaced Space as provided in Section 21 by the Substitution Effective Date. If Tenant occupies the Replaced Space after the Substitution Effective Date, then Tenant's occupancy of the Replaced Space shall be a tenancy at will (and, without limiting all other rights and remedies available to Landlord, including instituting a forcible detainer suit), Tenant shall pay Basic Rental for the Replaced Space as provided in Section 22 and all other Rent due therefor until such occupancy ends; such amounts shall be in addition to the Rent due for the Substitution Space.

                  (e) If Landlord exercises its substitution right, then Landlord shall reimburse Tenant for Tenant's reasonable out-of-pocket expenses for moving Tenant's furniture, equipment, supplies and telephone equipment from the Replaced Space to the Substitution Space and for reprinting Tenant's stationery of the same quality and quantity of Tenant's stationery supply on hand immediately prior to Landlord's notice to Tenant of the exercise of this relocation right.

         25. MISCELLANEOUS.

                  (a) LANDLORD TRANSFER. Landlord may transfer, in whole or in part, the Building and any of its rights under this Lease. If Landlord assigns its rights and obligations under this Lease, then Landlord shall thereby be released from any further obligations hereunder.

                  (b) LANDLORD'S LIABILITY. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to Tenant's actual direct, but not consequential, damages therefor and shall be recoverable from the interest of Landlord in the Building and the Land, and Landlord shall not be personally liable for any deficiency. This section shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder which do not involve the personal liability of Landlord.

                  (c) FORCE MAJEURE. Other than for Tenant's monetary obligations under this Lease and obligations which can be cured by the payment of money (e.g., maintaining insurance), whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party.

                  (d) BROKERAGE. Landlord and Tenant each warrant to the other that it has not dealt with any broker or agent in connection with the negotiation or execution of this Lease other than Trammell Crow Dallas/Fort Worth and the Staubach Company. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party. The commissions of the Staubach Company shall be paid by Landlord as and when provided in the commission agreement attached hereto as EXHIBIT N.

                  (e) ESTOPPEL CERTIFICATES. From time to time, Tenant shall furnish to any party designated by Landlord, within ten (10) days after Landlord has made a request therefor, a certificate signed by Tenant confirming and containing such factual certifications and representations as to this Lease as Landlord may reasonably request.

                  (f) NOTICES. All notices and other communications given pursuant to this Lease shall be in writing and shall be (1) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified in the Basic Lease Information, (2) hand delivered to the intended address, or
(3) sent by prepaid telegram, cable, facsimile transmission, or telex followed by a confirmatory letter. Notice sent by certified mail, postage prepaid, shall be effective three (3) business days after being deposited in the United States Mail; all other notices shall be effective upon delivery to the address of the addressee. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

                  (g) SEPARABILITY. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

                  (h) AMENDMENTS; AND BINDING EFFECT. This Lease may not be amended except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee, no third party shall be deemed a third party beneficiary hereof.

                  (i) QUIET ENJOYMENT. Provided Tenant has performed all of the terms and conditions of this Lease to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, subject to the terms and conditions of this Lease.

                  (j) JOINT AND SEVERAL LIABILITY. If there is more than one Tenant, then the obligations hereunder imposed upon Tenant shall be joint and several. If there is a guarantor of Tenant's obligations hereunder, then the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant before proceeding against such guarantor nor shall any such guarantor be released from its guaranty for any reason whatsoever.

                  (k) CAPTIONS. The captions contained in this Lease are for convenience of reference only, and do not limit or enlarge the terms and conditions of this Lease.

                  (l) NO MERGER. There shall be no merger of the leasehold estate hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

                  (m) NO OFFER. The submission of this Lease to Tenant shall not be construed as an offer, nor shall Tenant have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

                  (n) EXHIBITS. All exhibits and attachments attached hereto are incorporated herein by this reference.

                  Exhibit A-1- Outline of Premises
                  Exhibit A-2- Site Plan of Land, Building and Development Site Exhibit A-3 Legal Description of Land
                  Exhibit A-4- Outline of Must-Take Space
                  Exhibit A-5- Outline of Additional Space
                  Exhibit A-6- Outline of First Expansion Area
                  Exhibit A-7- Outline of Second Expansion Area
                  Exhibit B -  Building Rules and Regulations
                  Exhibit C -  Operating Expense Escalator
                  Exhibit D -  Tenant Finish-Work; Allowance
                  Exhibit E -  Parking
                  Exhibit F -  Extension Option
                  Exhibit G -  Tenant's Preferential Right to Lease
                  Exhibit H -  Must-Take Expansion Obligation
                  Exhibit I -  Expansion Options
                  Exhibit J -  Right of First Offer - Development Site
                  Exhibit K -  Waiver of Rights Under the Deceptive Trade
                               Practices-Consumer Protection Act
                  Exhibit L -  Forms of Subordination, Non-Disturbance and
                               Attornment Agreement
                  Exhibit M -  Security Specifications
                  Exhibit N - Form of Staubach Company Commission Agreement Exhibit O - Schedule of Listed Competitors
                  Exhibit P -  [Intentionally Omitted]
                  Exhibit Q -  HVAC Specifications
                  Exhibit R -  Janitorial Specifications

                  (o) ENTIRE AGREEMENT. This Lease constitutes the entire agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith. The normal rule of construction that any ambiguities be resolved against the drafting party shall not apply to the interpretation of this Lease or any Exhibits or amendments hereto.

         26. SPECIAL PROVISIONS.

                  (a) BUILDING NAME; SIGNAGE. Landlord agrees that Landlord shall re-name the Building "Inet Technologies Tower" (the "NAMING RIGHTS"). Tenant's Naming Rights are personal to Inet Technologies, Inc. and its Permitted Transferees, may not be transferred to any entity other than a Permitted Transferee (and then only at Tenant's sole cost and expense), and shall terminate if (1) this Lease or Tenant's right to possession of the Premises expires by its terms or is terminated, (2) Tenant's Signage Rights terminate or are assigned or transferred other than to a Permitted Transferee of Inet Technologies, Inc., or (3) during any renewal term of this Lease, if Inet Technologies, Inc. and its affiliated entities are not the largest tenant in the Building.

                  Tenant, at its sole cost and expense, shall have the right to (i) erect and maintain two (2) illuminated exterior building signs, one of which shall be located on the eleventh (11th) floor of the North elevation of the Building, and one of which shall be located on the eleventh (11th) floor of the South elevation of the Building, in specific locations to be agreed upon by Landlord and Tenant (the "EXTERIOR SIGNAGE"); (ii) erect and maintain an exterior monument sign on the West side of the Building in a location to be agreed upon by Landlord and Tenant, subject to obtaining all required consents and approvals from the City of Richardson with respect thereto (and Landlord and Tenant agree to coordinate their respective efforts in obtaining such consents and approvals (the "MONUMENT SIGNAGE"); and (iii) interior signage in the elevator lobbies and on the entrance doors of all floors in which Tenant is in occupancy in specific locations and sizes to be agreed upon by Landlord and Tenant (the "INTERIOR SIGNAGE"). The Exterior Signage, Monument Signage, and Interior Signage shall identify "Inet Technologies, Inc." or a derivative thereof, may contain Tenant's corporate logo, shall be subject in all respects to Landlord's prior written approval (which shall not be unreasonably withheld), and shall comply in all respects with all governmental rules and regulations. Tenant shall obtain and maintain all required permits and licenses for the Exterior Signage and Monument Signage and shall maintain such property and liability insurance as Landlord may reasonably require with respect thereto. Tenant shall keep the Exterior Signage, Monument Signage, and Interior Signage in good and first class operating order and condition.

                  Tenant's rights to erect and maintain the Exterior Signage, Monument Signage, and Interior Signage (the "SIGNAGE RIGHTS") are intended to be personal to Inet Technologies, Inc. and its Permitted Transferees, may not be assigned or transferred by Inet Technologies, Inc. except as hereinafter expressly provided, and shall terminate if (x) this Lease or Tenant's right to possession of the Premises expires by its terms or is terminated, or (y) as a result of one or more assignments or subleases, neither Inet Technologies, Inc. nor any one of its Permitted Transferees nor any one of its other assignees or sublessees which have been approved by Landlord is the largest occupant in the Building, or (z) during any renewal Term of this Lease, if Inet Technologies, Inc. and its affiliates are not the largest tenant in the Building. Upon termination of such Signage Rights as hereinabove provided, Tenant shall remove the Exterior Signage, Monument Signage, and Interior Signage and restore the Building surfaces where such signage was affixed to the Building. The installation and removal of all such signage shall be pursuant to plans, specifications and procedures approved by, and under the supervision of, Landlord.

                  Landlord agrees that Inet Technologies, Inc. may elect, at its option (but only in connection with a Transfer), by written notice to Landlord, to assign and transfer the Signage Rights to, and only to, (A) a Permitted Transferee, so long as such Permitted Transferee is (or upon completion of the Transfer will be) the largest occupant in the Building, which assignment and transfer of Signage Rights shall not be subject to Landlord's consent or approval, or (B) any other assignee or sublessee under a Transfer which has been approved by Landlord pursuant to Section 10.(a), so long as such assignee or sublessee is (or upon completion of the Transfer will be) the largest occupant in the Building, which assignment and transfer of Signage Rights shall be subject to the prior written approval of Landlord (in addition to, and independent of, any approval rights which Landlord may have with respect to the Transfer in question), provided that Landlord agrees not to unreasonably withhold, condition or delay its consent to such assignment and transfer of Signage Rights. Tenant expressly acknowledges and agrees that the identity and nature of the person or entity in which or whom the Signage Rights are vested may have a material adverse affect upon the value, marketability and leasability of the Building and the office space located therein, and that Landlord has only agreed to permit the assignment and transfer of such Signage Rights with the express stipulation and agreement of Tenant that Landlord shall not be deemed to have unreasonably withheld its consent to an assignment and transfer of Signage Rights (regardless of whether Landlord has consented to the Transfer in question and regardless of the financial strength of the proposed transferee) if the proposed transferee of the Signage Rights is a governmental or quasi-governmental agency or entity, a political, religious, special interest, or advocacy organization, group, or entity, or is of a reputation or engaged in a line or type of business which is notorious, disreputable or controversial or which could reasonably be expected to be the subject of public protests, picketing or other unfavorable publicity. Notwithstanding anything contained herein to the contrary, any such permitted transfer of Signage Rights shall be at Tenant's sole cost and expense, all replacement signage shall be subject to Landlord's approval rights and otherwise comply with the requirements and conditions of this Section 26(a), and the Signage Rights shall at all times be exclusively vested in a single person or entity and shall name no more than one such person or entity at any given time. No transferee or assignee of the Signage Rights other than a Permitted Transferee of Inet Technologies, Inc. shall have the right to further assign or transfer the Signage Rights in connection with any subsequent Transfer or otherwise.

                  During the Term of this Lease, Landlord will not (i) grant to other tenants in the Building the right to place any signage on the facade of the Building (provided Landlord reserves the right to grant Monument Signage to such other tenants); or (ii) name (or permit CCII to name) the Building (or permit CCII to name), any office building constructed on the Development Site, or the complex comprising the Building and such other building after, or grant exterior signage rights on the Building or such other building to, any person or entity whose primary business competes with Tenant's primary business of telecommunications network software. If Tenant leases one-half (1/2) or more of the rentable area in any office building constructed by Landlord or CCII on the Development Site, then Tenant will receive the same signage rights on such building as it is entitled to on the Building pursuant to this Lease.

                  (b) EXCLUSIVITY. Tenant has designated the four companies listed on EXHIBIT O attached hereto as its competitors (the "LISTED COMPETITORS"). On or before January 1 of each year of the Term of this Lease, Tenant shall deliver written notice to Landlord of the four (4) current Listed Competitors of Tenant, as determined by Tenant in its sole discretion. Landlord agrees that so long as Tenant occupies (or, prior to the Commencement Date, leases) at least 150,000 rentable square feet under this Lease, Landlord shall not lease any space in the Building to such current Listed Competitors during the calendar year following delivery of such notice. In addition, Landlord agrees that it will not lease ground floor space in the Building to (i) a commercial bank or other entity for the purpose of accepting deposits and offering retail banking services (other than an Automated Teller Machine), or (ii) any other entity conducting retail operations (other than a delicatessen and/or sundry store). Landlord further agrees that during the Term of this Lease, it will not grant to any such current Listed Competitors the right to erect or maintain exterior building signs or exclusive monument signs.

                  (c) ROOF RIGHTS. Tenant may, at its sole cost and expense, install on the roof of the Building (i) without any supplemental rental charge by Landlord, two (2) satellite dishes OR two (2) antennae OR one (1) satellite dish and one (1) antenna, plus related communications equipment, (ii) subject to such supplemental rental charges by Landlord as are "market" charges to an office tenant for the right to install and maintain telecommunications equipment of the nature, number and size to be installed (but not to exceed $500.00 per month), such satellite dishes, antennae and related communications equipment in addition to those contemplated by clause (i) as Landlord shall reasonably approve (the equipment described in clauses (i) and (ii) being collectively called the "SATELLITE DISH"), and/or (iii) without any supplemental charge by Landlord, supplemental HVAC equipment (the "SUPPLEMENTAL HVAC EQUIPMENT"), subject to the approval by Landlord of the Satellite Dish and Supplemental HVAC Equipment proposed to be installed by Tenant, such approval not to be unreasonably withheld or delayed, in each case at a specific location or locations designated by Landlord and approved by Tenant, which approval shall not be unreasonably withheld or delayed. Before installing the Satellite Dish and Supplemental HVAC Equipment, Tenant shall submit to Landlord for its approval, which approval shall not be unreasonably withheld, conditioned or delayed, plans and specifications which specify in detail the design, location, size, technical specifications, and frequency of the Satellite Dish and Supplemental HVAC Equipment and are sufficiently detailed to allow for the installation of the Satellite Dish and Supplemental HVAC Equipment in a good workmanlike manner and in accordance with all applicable laws and regulations, including any restrictions applicable to the Building. Following Landlord's approval of such plans and specifications, Tenant shall install in a good workmanlike manner, maintain, and use the Satellite Dish and Supplemental HVAC Equipment in accordance with all applicable laws and regulations, and shall obtain all permits required for the installation and operation thereof. At Landlord's option, Tenant shall screen the Satellite
Dish and Supplemental HVAC Equipment with a parapet wall or other screening device complying with all applicable laws and in a manner reasonably acceptable to Landlord. Tenant may only use the Satellite Dish in connection with Tenant's business and may not allow any third party (other than an affiliated party) to use such Satellite Dish, whether by sublease, license, occupancy or otherwise, without Landlord's prior written consent. Tenant shall, at its sole cost and expense, remove the Satellite Dish and Supplemental HVAC Equipment, exclusive of wiring and cabling, within ten (10) business days after the occurrence of any of the following events: (i) the termination of Tenant's right to possess the Premises, (ii) the termination of the Lease, or (iii) the expiration of the Term. If Tenant fails to do so, Landlord may remove the Satellite Dish and Supplemental HVAC Equipment and store or dispose of them in any manner Landlord deems appropriate without liability to Tenant; Tenant shall reimburse Landlord for all costs incurred by Landlord in connection therewith within thirty (30) days after Landlord's request therefor. Tenant shall repair any damage to the Building caused by or relating to the Satellite Dish and Supplemental HVAC Equipment, including that which is caused by its installation, maintenance, use or removal, and shall indemnify Landlord against any and all loss, costs and expense arising from the installation, maintenance, use or removal of the satellite dish. All work relating to the Satellite Dish and Supplemental HVAC shall, at Tenant's sole cost and expense, be coordinated with Landlord's roofing contractor so as not to affect any warranty for the Building's roof. Tenant shall install, operate and maintain the Satellite Dish in such a manner so as not to unreasonably interfere with any other satellite dish, antenna, or other transmission facility on the Building's roof or in the Building.

                  (d) CALCULATION OF RENTABLE AREA. "RENTABLE AREA" and "USABLE AREA" shall mean "Rentable Area" and "Usable Area" (as applicable) calculated and defined in accordance with the Standard Method For Measuring Floor Area in Office Buildings ANSI/BOMA Z65.1-1996 ("BOMA STANDARD"); provided, however, that for all purposes under this Lease, the multi-tenant loss factor shall not be greater than 16.2% and the single-tenant loss factor shall not be greater than 9.3%. Tenant shall have the right, at its sole cost and expense, within sixty (60) days after the Commencement Date, to have a qualified architect or space planner reasonably approved by Landlord verify the Rentable Area and/or Usable Area of the Premises and the Building in accordance with the BOMA Standard; provided, however, that such determination shall be subject to the reasonable review and approval of Landlord and its designated consultants, surveyors, or engineers. If, as a result of such verification (and approval by Landlord), it is determined that the Rentable Area and/or Usable Area of the Premises are different than the amounts set forth in the Basic Lease Information, all corresponding amounts set forth in this Lease (including, without limitation, Tenant's Proportionate Share, the amount of monthly Basic Rental, and the Allowance) shall be retroactively adjusted and appropriate payments, if applicable, shall be made by Landlord to Tenant or Tenant to Landlord (as applicable) within ten (10) days after such determination and approval by Landlord. Both parties agree to execute a commercially reasonable instrument in order to document such revised amounts.

                  (e) ELECTRIC UTILITY DEREGULATION. To the extent electric utilities in the State of Texas have been deregulated so as to allow competitive retail pricing of electrical power by multiple providers, Landlord shall secure competitive bids from multiple qualified electrical providers, promptly deliver copies of such bids to Tenant, and, in such circumstances, take all reasonable steps to reduce Electrical Costs.

                  (f) ZONING VARIANCE. To the extent that any of the itemized supplemental uses specified in the definition of Permitted Use hereunder are not permitted by applicable zoning ordinances or use restrictions of the City of Richardson, Texas, Landlord and Tenant agree to cooperate in using their commercially reasonable efforts to obtain a special use permit or other zoning as may be necessary to permit such specified supplemental uses.

                  (g) MUNICIPAL INCENTIVES. Landlord and Tenant have entered into a Tax Abatement Agreement with the City of Richardson and agree to diligently pursue a similar tax abatement agreement with the County of Dallas and the Dallas County Hospital District (the "TAX ABATEMENT AGREEMENT", whether one or more) pursuant to which such taxing authorities have agreed, or may agree, in connection with or as a result of the lease of the Premises to Tenant, to provide certain tax abatements to Tenant with respect to the Taxable Value of the Tenant's Tangible Personal Property and to Landlord with respect to the Taxable Value of the Land and the Building (all as described and defined therein). Pursuant to the Tax Abatement Agreement, any and all such tax abatements now or hereafter received by Landlord under the Tax Abatement Agreement are to inure to Tenant's benefit during the Term of this Lease. Accordingly, for so long as such tax abatement remains in effect (1) the portion of the taxes on the Building and the Land which are abated under the Tax Abatement Agreement and which would otherwise be included in Basic Cost shall for purposes of this Lease be assumed to be included in the Expense Stop and in Basic Cost, and (2) Tenant shall receive a dollar-for-dollar reduction in Rent annually in an amount equal to the abated taxes on the Building and the Land under the Tax Abatement Agreement. Landlord and Tenant shall perform their respective obligations under the Tax Abatement Agreement and otherwise cooperate with one another to ensure that each party completes all requirements to obtain and maintain such tax abatements including, without limitation, making such periodic fillings or reports to such municipalities or political subdivisions as necessary to maintain such tax abatements.

                  (h) CONSENTS. Any and all consents and approvals required to be obtained by Tenant from Landlord or by Landlord from Tenant, under this Lease shall not be unreasonably withheld, conditioned or delayed, except as otherwise expressly set forth in this Lease.

                  (i) HAZARDOUS MATERIALS. Each of Landlord and Tenant agrees to indemnify and hold the other party harmless of and from any and all claims, liabilities, penalties, damages, expenses and judgments including, without limitation, reasonable attorneys' fees, caused by environmental contamination or violation of environmental laws resulting from the violating party's own acts or omissions. No expenses incurred by Landlord in remediating any environmental condition of the Land or Building not caused by Tenant shall be charged, directly or indirectly, to Tenant. Landlord will be responsible for, and shall have full control over, any remediation or removal of hazardous materials on the Building or the Land, to the extent the same is required by applicable law (subject to Tenant's and Landlord's indemnification obligations set forth above). To Landlord's current actual knowledge, and except as noted in environmental reports or other materials furnished to Tenant, neither the Land nor the Building contains hazardous materials, other than office, cleaning and maintenance supplies in commercially reasonable amounts stored and used in compliance with applicable laws.

                  (j) OFFSET RIGHTS. If Landlord fails to pay (1) the initial brokerage commission payable to the Staubach Company upon execution of this Lease, or (2) the initial Construction Allowance payable under EXHIBIT D, in each case when due (it being agreed that for such purposes such brokerage commission or Construction Allowance, as the case may be, shall not be deemed to be due if a good faith dispute exists between Landlord and Tenant as to whether all conditions to the payment thereof have been satisfied), Tenant shall have the right to offset the such brokerage commission or such Construction Allowance, as applicable, against the Basic Rental next becoming due under this Lease. Upon payment by Landlord of such initial brokerage commission and/or such initial Construction Allowance, Tenant agrees to execute an acknowledgment of payment of such amount(s) and a release of any offset rights with respect thereto, in form and substance reasonably satisfactory to Landlord and Tenant.

                  (k) CONDITIONS PRECEDENT. This Lease is subject to, and shall not be effective or enforceable until, approval of this Lease by Tenant's board of directors. This Lease is further subject to, and shall not be effective or enforceable until, approval of this Lease by Landlord's Mortgagee.

                  (l) DELICATESSEN. Landlord shall use commercially reasonable efforts to lease space on the first floor of the Building to a tenant that will open a delicatessen in such space on or before September 1, 2000. It is anticipated that the delicatessen will be open from 7:00 a.m. to 2:00 p.m., Monday through Friday, Holidays excluded, and will serve hot and cold breakfast and lunch items. The delicatessen may also sell items typically found in sundry shops. If, for any reason, a delicatessen shall not open by such date or, after opening, shall cease to operate, then during any time periods during the Term in which a delicatessen is not open and operating for breakfast and lunch in the Building, Tenant shall have the right to contract with third parties for the delivery of breakfast and/or lunch items, as the case may be, to break rooms within the Premises solely for the benefit of Tenant's employees. In no event shall the failure of such delicatessen to open or remain open throughout the Term constitute an event of default hereunder by Landlord; Tenant's sole right with respect thereto shall be to arrange for a third-party contractor to deliver items to Tenant as described above.

LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE, AND TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, SETOFF, DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

                            [signature page follows]

         DATED as of the date first written above.

LANDLORD:                  COLLINS CROSSING, LTD.,
                           a Texas limited partnership

                           By:      TCDFW-Collins Crossing, Ltd.,
                                    a Texas limited partnership

                                    By:      TCDFW #1, Inc.,
                                             a Delaware corporation,
                                             its sole general partner

                                             By: ______________________________
                                             Name:_____________________________
                                             Title:____________________________

TENANT:                    INET TECHNOLOGIES, INC.,
                           a Delaware corporation

                           By:_________________________________________________
                                    William Mina, Senior Vice President

                                   EXHIBIT A-1

                               OUTLINE OF PREMISES

                                  [Outlines of
                  Floors 1 (partial floor), 2, 8, 9, 10, and 11
                                    attached]


                                   A-1 Page 1

                                   EXHIBIT A-2

                SITE PLAN OF LAND, BUILDING AND DEVELOPMENT SITE

                                   [attached]


                                  A-2 Page 1

                                   EXHIBIT A-3

                            LEGAL DESCRIPTION OF LAND

                                   [attached]


                                  A-3 Page 1

                                   EXHIBIT A-4

                           OUTLINE OF MUST-TAKE SPACE

                          [Outline of Floor 7 attached]


                                  A-4 Page 1

                                   EXHIBIT A-5

                           OUTLINE OF ADDITIONAL SPACE

                                   [Outline of
                    Floors 1 (partial floor), 3, 4, 5, and 6
                                    attached]


                                  A-5 Page 1

                                   EXHIBIT A-6

                         OUTLINE OF FIRST EXPANSION AREA

                          [Outline of Floor 6 attached]


                                  A-6 Page 1

                                   EXHIBIT A-7

                        OUTLINE OF SECOND EXPANSION AREA

                          [Outline of Floor 5 attached]


                                  A-7 Page 1

                                    EXHIBIT B

                         BUILDING RULES AND REGULATIONS

         The following rules and regulations shall apply to the Premises, the Building, the parking garage associated therewith, the Land and the appurtenances thereto:

         1. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be obstructed by tenants or used by any tenant for purposes other than ingress and egress to and from their respective leased premises and for going from one to another part of the Building.

         2. Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or deposited therein. Damage resulting to any such fixtures or appliances from misuse by a tenant or its agents, employees or invitees, shall be paid by such tenant.

         3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the Building without the prior written consent of Landlord. No nails, hooks or screws (other than those which are necessary to hang painting, prints, pictures, or other similar items on the Premises' interior walls) shall be driven or inserted in any part of the Building except by Building maintenance personnel. No curtains or other window treatments shall be placed between the glass and the Building standard window treatments.

         4. Landlord shall provide and maintain an alphabetical directory for all tenants in the main lobby of the Building.

         5. Landlord shall provide all door locks in each tenant's leased premises, at the cost of such tenant, and no tenant shall place any additional door locks in its leased premises without Landlord's prior written consent (except as may otherwise be provided in Section 23 with respect to Secured Areas). Landlord shall furnish to each tenant a reasonable number of keys to such tenant's leased premises, at such tenant's cost, and no tenant shall make a duplicate thereof.

         6. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials which require use of elevators or stairways, or movement through the Building entrances or lobby shall be conducted under Landlord's supervision at such times and in such a manner as Landlord may reasonably require. Each tenant assumes all risks of and shall be liable for all damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for such tenant.

         7. Landlord may prescribe weight limitations and determine the locations for safes and other heavy equipment or items, which shall in all cases be placed in the Building so as to distribute weight in a manner acceptable to Landlord which may include the use of such supporting devices as Landlord may require. All damages to the Building caused by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant.

         8. Corridor doors, when not in use, shall be kept closed. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds or animals shall be brought into or kept in, on or about any tenant's leased premises. No portion of any tenant's leased premises shall at any time be used or occupied as sleeping or lodging quarters.

         9. Tenant shall cooperate with Landlord's employees in keeping its leased premises neat and clean. Tenants shall not employ any person for the purpose of such cleaning other than the Building's cleaning and maintenance personnel.

         10. To ensure orderly operation of the Building, no ice, mineral or other water, towels, newspapers, etc. shall be delivered to any leased area except by persons approved by Landlord, which approval shall not be unreasonably withheld.

         11. Tenant shall not make or permit any improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other tenants or persons having business with them.

         12. No machinery of any kind (other than normal office equipment and any other equipment approved by Landlord in connection with its review of the Working Drawings) shall be operated by any tenant on its leased area without Landlord's prior written consent, nor shall any tenant use or keep in the Building any flammable or explosive fluid or substance.

         13. Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenant's leased premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.

         14. No vending or dispensing machines of any kind may be maintained in any leased premises without the prior written permission of Landlord, which permission shall not be unreasonably withheld.

         15. All mail chutes located in the Building shall be available for use by Landlord and all tenants of the Building according to the rules of the United States Postal Service.

                                    EXHIBIT C

                           OPERATING EXPENSE ESCALATOR

         1. Tenant shall pay an amount (per each rentable square foot in the Premises) equal to the excess ("EXCESS") from time to time of actual Basic Cost per rentable square foot in the Building over the actual Basic Cost per rentable square foot in the Building in calendar year 2000 (the "EXPENSE STOP"). Landlord may collect such amount in a lump sum, to be due within thirty (30) days after Landlord furnishes to Tenant the Annual Cost Statement. Alternatively, Landlord may make a good faith estimate of the Excess to be due by Tenant for any calendar year or part thereof during the Term, and, unless Landlord delivers to Tenant a revision of the estimated Excess, Tenant shall pay to Landlord, on January 1, 2001 and on the first day of each calendar month thereafter, an amount equal to the estimated Excess for such calendar year or part thereof divided by the number of months in such calendar year during the Term. Once during any calendar year, Landlord may re-estimate the Excess to be due by Tenant for that calendar year and deliver a copy of the re-estimate to Tenant. Thereafter, the monthly installments of Excess payable by Tenant shall be appropriately adjusted in accordance with the estimations so that, by the end of the calendar year in question, Tenant shall have paid all of the Excess as estimated by Landlord. Any amounts paid based on such an estimate shall be subject to adjustment pursuant to paragraph 3 of this Exhibit when actual Basic Cost is available for each calendar year.

         2. For the purposes of this Exhibit, the term "BASIC COST" shall mean all expenses and disbursements of every kind (subject to the limitations set forth below) which Landlord incurs, pays or becomes obligated to pay in connection with the ownership, operation, and maintenance of the Building (including the associated parking facilities), determined in accordance with generally accepted accounting principles consistently applied, including but not limited to the following:

                  (a) Wages and salaries (including management fees) of all employees engaged in the operation, repair, replacement, maintenance, and security of the Building, including taxes, insurance and benefits relating thereto;

                  (b) All supplies and materials used in the operation, maintenance, repair, replacement, and security of the Building;

                  (c) Annual cost of all non-structural capital improvements made to the Building which although capital in nature can reasonably be expected to reduce the normal operating costs of the Building (but only to the extent of actual savings), as well as all capital improvements made in order to comply with any law or building code hereafter promulgated (or hereafter amended) by any governmental authority (other than the Disabilities
Act), as amortized over the actual useful economic life of such improvements as determined in accordance with generally accepted accounting principles on a straight line basis;

                  (d) Cost of all utilities, other than the cost of utilities actually reimbursed to Landlord by the Building's tenants (including Tenant under Section 7.(b) of this Lease);

                  (e) Cost of any insurance or insurance related expense applicable to the Building and Landlord's personal property used in connection therewith;

                  (f) Subject to the abatements set forth in Section 26(g) of this Lease, all taxes and assessments and governmental charges whether federal, state, county or municipal, and whether they be by taxing or management districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Building (or its operation), and the grounds, parking areas, driveways, and alleys around the Building, excluding, however, federal and state taxes on income (collectively, "TAXES"); if the present method of taxation changes so that in lieu of the whole or any part of any Taxes levied on the Land or Building, there is levied on Landlord a capital tax directly on the rents received therefrom or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the Building, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term "Taxes" for the purposes hereof;

                  (g) Cost of repairs, replacements, and general maintenance of the Building, other than repair, replacement, and general maintenance of the roof, foundation and exterior walls of the Building; and

                  (h) Cost of service or maintenance contracts with independent contractors for the operation, maintenance, repair, replacement, or security of the Building (including, without limitation, alarm service, window cleaning, and elevator maintenance).

There are specifically excluded from the definition of the term "Basic Cost" costs (1) for capital improvements made to the Building, other than capital improvements described in subparagraph 2.(c) of this Exhibit (as determined in accordance with generally accepted accounting principles); (2) for repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Building other than Tenant; (3) for interest, amortization or other payments on loans to Landlord; (4) for depreciation of the Building; (5) for leasing commissions; (6) for legal expenses, other than those incurred for the general benefit of the Building's tenants (e.g., tax disputes); (7) for renovating or otherwise improving space for occupants of the Building or vacant space in the Building; (8) for correcting defects in the construction of the Building, the Building systems, and the Parking Garage; (9) for overtime or other expenses of Landlord in curing defaults or performing work expressly provided in this Lease to be borne at Landlord's expense; (10) for federal income taxes imposed on or measured by the income of Landlord from the operation of the Building; (11) of labor and materials and contract costs for other services directly and separately charged to other tenants of subtenants in the Building, other than through operating expenses charged to such tenants and subtenants; (12) incurred in connection with leasing, licensing or otherwise granting the right to use space in the Building and the extension or renewal thereof, including, without limitation, leasing commissions, brokerage or finder's fees, marketing costs, legal and consulting fees, advertising expenses, and payments, free rent, lease takeover obligations and other inducements; (13) of constructing or renovating space for tenants or other subtenants or space vacated by any tenant or other subtenants in the Building; (14) of utilities directly and separately charged to the tenants or subtenants in the Building or other over-standard electrical use by other tenants or subtenants in the Building, other than through operation expenses charged to such tenants and subtenants; (15) of depreciation (except for depreciation, in accordance with generally accepted accounting and management practices, of the costs of tools, maintenance equipment, uniforms and similar items purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party where such depreciation would otherwise have been included in the charge for such third party's services); (16) for debt or financing costs, including, without limitation, interest, points and fees on debt, amortization payments on mortgages or deeds of trust, and ground lease payments (except to the extent attributable to the cost of tools, maintenance equipment, uniforms and similar items purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party); (17) of legal and other related expenses associated with the negotiation, amendment, and enforcement of leases and other agreements regarding occupancy of the Building, or the defense of Landlord's title to the Building; (18) of legal and other related expenses which are incurred in the management of Landlord's internal partnership affairs such as preparing amendments to the partnership agreement of Landlord, preparing assignments of partnership interests in Landlord's partnership, admitting new partners to Landlord's partnership and the like; (19) of Landlord's general corporate overhead and general administrative expenses, except for costs directly related or properly allocable to the management and operation of the Building; (20) of any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord, if any, and costs incurred in connection with the operation, maintenance and management of commercial concessions operated in space which is not included in the rentable area of the Building; (21) which are separately reimbursed (including, without limitation, by virtue of fees or other charges payable therefor) to Landlord by others, including, without limitation, reimbursement under warranties, by insurance carriers, by condemning authorities, or by tenants, other than operating expenses charged to tenants, occupants or other users of the Building; (22) of any subsidies or credits to any restaurant, food stand or other food service or retail operation of any kind in the Building; (23) incurred in connection with the purchase or sale of the Building, or of Landlord, or of any portion of or interest (direct or indirect) in either; (24) expressly excluded from Basic Cost pursuant to any other provisions of this Lease; (25) incurred by Landlord due to the violation by Landlord or any tenant or other occupant (other than Tenant) of the terms and conditions of any lease (or other occupancy agreement) for space in the Building, but only if such violation has been determined to occur by a final judicial order; (26) paid to Landlord or to subsidiaries or affiliates of Landlord for services in the Building to the extent that same exceeds the costs of such services if rendered by unaffiliated third parties on a competitive basis; (27) of contributions to civic or charitable organizations; and (28) arising out of the default or breach by Landlord under any contract, including, without limitation, penalties and interest due to late payment, but only if such default or breach has been determined to occur by a final judicial order.

         3. The Annual Cost Statement shall include a statement of Landlord's actual Basic Cost for the previous year adjusted as provided in paragraph 4 of this Exhibit. If the Annual Cost Statement reveals that Tenant paid more for Basic Cost than the actual Excess in the year for which such statement was prepared, then Landlord shall credit or reimburse Tenant for such excess within thirty (30) days after delivery of the Annual Cost Statement; likewise, if Tenant paid less than the actual Excess, then Tenant shall pay Landlord such deficiency within thirty (30) days after delivery of the Annual Cost Statement.

         4. With respect to any calendar year or partial calendar year (including calendar year 2000) in which the Building is not occupied to the extent of ninety-five percent (95%) of the rentable area thereof, the Basic Cost for such period shall, for the purposes hereof, be increased to the amount which would have been incurred had the Building been occupied to the extent of ninety-five percent (95%) of the rentable area thereof.

         5. For purposes of calculating Excess hereunder, the maximum increase in the amount of Controllable Basic Cost (defined below) that may be included in calculating Excess for each calendar year after 2000 shall be limited to five percent (5%) per calendar year on a cumulative basis; I.E., the maximum amount of Controllable Basic Cost that may be included in the calculation of Excess for each calendar year after 2000 shall equal the product of the 2000 Controllable Basic Cost in the following percentages for the following calendar years: 105% for 2001; 110% for 2002; 115% for 2003; 120% for 2004; 125% for 2005; 130% for 2006; 135% for 2007; 140% for 2008;
145% for 2009; and 150% for 2010; provided that the maximum increase in management fees that may be included in calculating Excess for each calendar year after 2000 shall be limited to three percent (3%) per calendar year on a cumulative basis. For purposes hereof, the term "CONTROLLABLE BASIC COST" shall mean all Basic Cost which is within the reasonable control of Landlord; thus, excluding Taxes, insurance, utilities and other costs beyond the reasonable control of Landlord.

                                    EXHIBIT D

                          TENANT FINISH-WORK: ALLOWANCE

         1. LANDLORD'S WORK. Landlord shall furnish to the Premises, at its expense, the following (the "LANDLORD'S WORK"):

                  - Level Floor - Level concrete slab to an 1/8 inch rise or drop in 10 feet.

                  - 2x2 Prelude XL ceiling grid installed and Armstrong Tegular machine fissured ceiling tile stacked on each floor.

                  - Sprinkler heads turned up in the ceiling, furnished and installed to meet shell code. Building standard, as relates to Tenant's improvements, will be fully recessed heads.

                  - 2x4, 18 cell, 2-lamp light fixtures, furnished boxed and stacked on the floor at a ratio of 1 fixture per each 150 rentable square foot, ready for installation by interior construction contractor.

                  - All HVAC installed with complete distribution to ceiling mounted diffusers for exterior zones only. All panels shall have thermostats coiled up and placed in the ceiling. For interior areas, air distribution includes through interior zone terminal boxes but does not include low pressure duct from the interior boxes to interior diffusers nor the diffusers themselves. The distribution shall be designed in accordance with ASHRAE standard 62-89 and provide 75 degree F inside temperature during a design load day of 102 degrees F.

                  - Tenant will have access to a base building condenser water loop for supplemental computer and telecommunications room air conditioning unit(s). Tenant will be required to separately meter electrical and water and be responsible for associated equipment costs (i.e. liebert units, etc.) and consumption.

                  - Building security system installed to control access to the shell Building common areas only. Two (2) passenger elevators and two (2) garage elevators are currently equipped with proximity readers to control after hours access and may be programmed by floor.

                  - All life safety systems per code and the Disabilities Acts for shell construction.

                  - Fur out 5/8" gypsum wall board on exterior walls and shafts as required - taped and bedded. Shaftwalls will have necessary 2-hr. rating, if required to meet code.

                  - Plumbing - One set of men and women's restrooms per floor, complete with finishes, and compliant with the Disabilities Acts.

                  -         1" Mini-blinds installed on all exterior windows.

                  - 277/480 volt 3-phase electrical service capable of providing a minimum of three (3) watts per rentable square foot for power and two (2) watts per rentable square foot for lighting for the Tenant's sole use to each floor including all necessary transformers, panels and breakers on the floor to support the above required wattage. An additional five (5) watts per rentable square foot capacity shall be provided in the buss duct riser for Tenant's access, if required.

Notwithstanding the foregoing, if Landlord and Tenant hereafter agree that some or all of the Landlord's Work is to be completed as part of the Work, Landlord shall provide to Tenant an additional credit for the cost of performing such portion(s) of the Landlord's Work.

2. SCHEDULE. Preparation and approval of working drawings, requests for and approval of bids, contracting and the other actions indicated below shall be completed on or before the date herein specified:

                  Required Action                                    Responsible Party       Due Date
                  ---------------                                    -----------------       --------
         Delivery to Landlord of Final Working Drawings                 Tenant
                 -         As to 2nd Floor Space                                             January 18, 2000
                 -         As to 1st, 8th, 9th, 10th and 11th floors                         March 1, 2000

         Delivery to Tenant of Approval or Required Changes
         To Final Working Drawings                                     Landlord              within 3 business days

         Delivery to Landlord, if necessary, of Redesign of
         Final Working Drawings                                         Tenant               within 5 business days

         Delivery to Tenant of Approval of or Required
         Changes to Final Working Drawings                             Landlord              within 2 business days

                                       D-1

         Selection of Contractor                                       Landlord              January 17, 2000
                                                                       & Tenant

         Execution of Construction Contract  by Landlord               Landlord              January 26, 2000

         Commencement of Construction by Landlord                      Landlord              within 3 business days

         Anticipated Date of Substantial Completion                    Landlord              July 1, 2000

          "SCHEDULED COMPLETION DATE"                                  Landlord              July 15, 2000

If either party fails to meet any of the aforesaid deadlines, the date by which the other party is obligated to respond shall be delayed by the number of days of delay by the other. The foregoing Schedule is intended to provide a general guideline as to the dates by which, or time periods within which, certain actions are to be taken by the respective parties hereunder; however, the other provisions of this EXHIBIT D shall control to the extent such provisions conflict with the foregoing or contemplate or provide for more specific or additional approval rights, change orders, delays and the like.

         3. WORKING DRAWINGS. On or before the dates set forth above, Tenant shall provide to Landlord for its approval final working drawings, prepared by Staffelbach Architects (which has been approved by Landlord ) or another architect that has been approved by Landlord (which approval shall not be unreasonably withheld), of all improvements that Tenant proposes to install in the Premises; provided that, at Tenant's option, Tenant may sooner submit to Landlord for its approval final working drawings prepared by such architect of such improvements on a full floor by full floor basis; provided further, that Tenant shall be solely responsible for any delays or additional costs which result from delivery of such working drawings on a floor by floor (rather than the entire Premises) basis. All such working drawings shall include the partition layout, ceiling plan, electrical outlets and switches, telephone outlets, drawings for any modifications to the mechanical and plumbing systems of the Building, and detailed plans and specifications for the construction of the improvements called for under this Exhibit in accordance with all applicable governmental laws, codes, rules, and regulations. Further, if any of Tenant's proposed construction work will affect the Building's heating, ventilation and air conditioning ("HVAC"), electrical, mechanical, or plumbing systems, then the working drawings pertaining thereto shall be submitted to and reviewed by the Building's engineer of record, whom Tenant shall at its cost engage for such purpose. Landlord shall approve such working drawings or notify Tenant of any changes (with reasonable specificity) that must be made to secure such approval within five (5) business days of receipt thereof (on a floor by floor or entire Premises basis, as Tenant may elect). Landlord's approval of such working drawings shall not be unreasonably withheld, provided that (a) they comply with all applicable governmental laws, codes, rules, and regulations,
(b) such working drawings are sufficiently detailed to allow construction of the improvements in a good and workmanlike manner, and (c) the improvements depicted thereon conform to the rules and regulations promulgated from time to time by the Landlord for the construction of tenant improvements (a copy of which has been delivered to Tenant). As used herein, "WORKING DRAWINGS" shall mean the final working drawings approved by Landlord, as amended from time to time by any approved changes thereto, and "WORK" shall mean all improvements to be constructed in accordance with and as indicated on the Working Drawings. Approval by Landlord of the Working Drawings shall not be a representation or warranty of Landlord that such drawings are adequate for any use, purpose, or condition, or that such drawings comply with any applicable law or code, but shall merely be the consent of Landlord to the performance of the Work. Tenant shall, at Landlord's request, sign the Working Drawings to evidence its review and approval thereof. All changes in the Work must receive the prior written approval of Landlord and Tenant (it being agreed that approval or disapproval of any such change order will be given by the applicable party within three (3) business days of request therefor), and in the event of any such approved change Tenant shall, upon completion of the Work, furnish Landlord with an accurate, reproducible "as-built" plan (e.g., sepia) of the improvements as constructed, which plan shall be incorporated into this Lease by this reference for all purposes.

         4. CONTRACTORS. The Work shall be performed only by contractors and subcontractors approved in writing by Landlord, which approval shall not be unreasonably withheld. Landlord and Tenant shall consider at least five (5) reputable, qualified contractors, mutually acceptable to Landlord and Tenant, for the performance of the Work. Landlord and Tenant shall mutually select the contractor from among those five (5) contractors. Landlord and Tenant agree that Austin Commercial, Phoenix Commercial and Pacific Builders are mutually acceptable to them. Landlord shall execute the construction contract with the selected contractor, the form of which shall be subject to the prior approval of Tenant, not to be unreasonably withheld or delayed. Landlord will require the selected contractor to "hard bid" all subcontractors who are expected to provide services and/or materials in excess of $10,000.00. Landlord shall not authorize or consent to any change order which will result in an increase in the Total Construction Costs or otherwise modify or amend the construction contract without Tenant's prior written consent. All contractors and subcontractors shall be required to procure and maintain (a) insurance against such risks, in such amounts, and with such companies as Landlord may reasonably require and (b) at Landlord's option and expense, payment and performance bonds covering the cost of the Work and otherwise reasonably satisfactory to Landlord. Certificates of such insurance, with paid receipts therefor, and copies of any such bonds must be received by Landlord before the Work is commenced.

         5. PERFORMANCE OF WORK. The Work shall be performed in a good and workmanlike manner that is free of defects and is in strict conformance with the Working Drawings, and shall be performed in such a manner and at such times as to maintain harmonious labor relations and not to interfere with or delay Landlord's other contractors, the operation of the Building, and the occupancy thereof by other tenants. Landlord shall notify Tenant in writing, not less than thirty (30) days in advance, of the date on which Landlord reasonably anticipates the Work will have progressed to such a stage as to permit Tenant to commence the installation of cabling and other fixtures and equipment (and, to the extent appropriate, certain furniture) in an economic and integrated basis with the performance of the other Work (such date being called the "FIXTURING DATE"). All contractors and subcontractors shall contact Landlord and schedule time periods during which they may use Building facilities in connection with the Work (e.g., elevators, excess electricity, etc.).

         6. TENANT'S REPRESENTATIVES. Landlord acknowledges that Tenant has retained the Staubach Company to assist Tenant in the build-out of the Premises. Landlord agrees to afford the Staubach Company representatives complete access to the Premises during the performance of the Work. Bid information and forms provided by the Staubach Company shall be integrated in the bidding process for the construction contract. Tenant shall not be required to use Landlord's standard finish-out materials in the performance of the Work; however, to the extent Tenant elects to do so, Landlord agrees that such materials shall be charged to Tenant at Landlord's actual cost therefor. Landlord shall provide to Tenant during the performance of the Work, at no cost to Tenant, electricity and other utilities, security limiting access to the Building and Premises, elevator service (in a designated service or construction elevator), and contractor parking in designated areas.

         7. DELAYS; SUBSTANTIAL COMPLETION. Delays in the Substantial Completion of the Work which occur (a) because of any delay in Tenant's delivery of the final working drawings to Landlord for Landlord's approval,
(b) because of any delay by Tenant in designating its architect, engineer, contractors and/or subcontractors for Landlord's approval, (c) because of any change by Tenant to the Working Drawings, (d) because of any specification by Tenant of materials or installations in addition to or other than Landlord's standard finish-out materials, (e) because Tenant, any contractor or subcontractor of Tenant, or Tenant's agents otherwise delays completion of the Work, (f) because of any delay resulting from Tenant's exercise of the early occupancy option with respect to the 2nd Floor Space, or (g) because of any other reason within Tenant's control are herein called "TENANT'S DELAYS", provided that the foregoing shall not constitute Tenant Delays unless and until Landlord gives notice thereof to Tenant and Tenant fails to correct the action, inaction or condition giving rise to such Tenant Delay within one (1) day of such notice. Delays in the Substantial Completion of the Work which occur because of (i) any delay by Landlord in approving final working drawings or changes in the Work submitted to Landlord for approval, (ii) any delay by Landlord in approving architects, engineers, contractors and/or subcontractors designated by Tenant, (iii) any other reason within Landlord's control, or (iv) Force Majeure are herein called "LANDLORD'S DELAYS". "SUBSTANTIAL COMPLETION" of the Work shall be deemed to have occurred, and the Work shall be deemed to be "SUBSTANTIALLY COMPLETED", when Landlord delivers the Premises to Tenant with the Work completed to a stage sufficient to permit the conduct by Tenant of its business in the ordinary course, in substantial compliance with all applicable governmental codes and requirements (including the Disabilities Acts to the extent Landlord is responsible therefor pursuant to the terms of this Lease), with all applicable Building systems and equipment in first class order and operating condition, and with all legal requirements prerequisite to Tenant's use of the Premises for the Permitted Use having been met, other than any required zoning changes for the Permitted Use which shall be governed by Section 26(f). The "COMPLETION DATE" of the Premises shall occur on the earlier of
(1) fourteen (14) days after the date on which the Premises are delivered to Tenant in a Substantially Complete condition, or (2) fourteen (14) days following the date the Premises would have been Substantially Complete but for Tenant Delays (the 14-day period described in clause (1) or (2), as applicable, being herein called the "MOVE-IN PERIOD"); provided that the Move-In Period shall be extended for one (1) day, and the Completion Date shall be delayed by one (1) day, for each day of Landlord's Delays during the Move-In Period.

         8. COST OF THE WORK. Tenant shall bear the entire cost of performing the Work (including, without limitation, design of the Work and preparation of the Working Drawings, costs of construction labor and materials (including, without limitation, the purchase and installation of telephone and data cabling and equipment and supplemental HVAC equipment), additional janitorial services, general tenant signage, and related taxes and insurance costs, all of which costs are herein collectively called the "TOTAL CONSTRUCTION COSTS") in excess of the Construction Allowance (hereinafter defined) available therefor, taking into account the application of any portion of the Construction Allowance by Tenant to Other Costs (as hereinafter defined). Upon approval of the Working Drawings and selection of a contractor, Tenant shall promptly (a) execute a work order agreement prepared by Landlord which identifies such drawings, itemizes the Total Construction Costs and sets forth the Construction Allowance, and (b) pay to Landlord fifty percent (50%) of the amount by which the estimated Total Construction Costs exceed the Construction Allowance available therefor. The remaining portion of such excess shall be payable in equal monthly installments on the first day of each month, beginning the first day of the second full calendar month after the date hereof, and on the Substantial Completion date. The monthly installments due on the first day of each month shall equal the portion of such excess divided by the number of scheduled payment dates (including the Substantial Completion date) from the date hereof through the estimated Substantial Completion date for the Work. Upon Substantial Completion of the Work and before Tenant occupies the Premises to conduct business therein, Tenant shall pay to Landlord an amount equal to the Total Construction Costs (as adjusted for any approved changes to the Work), less (1) the amount of the payments already made by Tenant, (2) the amount of the Construction Allowance, and (3) the cost reasonably estimated by Landlord for completing all "punch list" items; finally, upon completion of the punch list items, Tenant shall pay to Landlord the costs incurred in completing the same.

         9. CONSTRUCTION ALLOWANCE. Landlord shall provide to Tenant a construction allowance (the "CONSTRUCTION ALLOWANCE") equal to the lesser of
(a) the sum of (i) $25.00 per rentable square foot in the Premises, and (ii) at Tenant's option, an additional $5.00 per rentable square foot in the Premises, provided that any such additional allowance under this clause (ii) shall be repaid by Tenant to Landlord in equal monthly installments of principal and interest amortized over the initial Term of this Lease at an interest rate of ten and one-half percent (10.5%) per annum, such option to be exercised prior to commencement of the Work, if at all, or (b) the sum of
(i) the Total Construction Costs, as adjusted for any approved changes to the Work, and (ii) Other Costs; however, if Tenant or its agent is managing the performance of the Work, then Tenant shall not become entitled to full credit for the Construction Allowance until the Work has been Substantially Completed and Tenant has caused to be delivered to Landlord (1) all invoices from contractors, subcontractors, and suppliers evidencing the cost of performing the Work, together with lien waivers from such parties, and a consent of the surety to the finished Work (if applicable) and (2) a certificate of occupancy from the appropriate governmental authority, if applicable to the Work, or evidence of governmental inspection and approval of the Work. Notwithstanding anything contained herein to the contrary, Landlord agrees (A) to pay to Tenant upon execution of this Lease, a portion of the Construction Allowance equal to $1.00 per rentable square foot in the Premises; (B) at Tenant's option, Tenant may apply a portion of the Construction Allowance to costs and expenses incurred by Tenant in relocating to the Premises, space planning, design costs, and project management costs (collectively, the "OTHER COSTS"); and (C) to the extent the sum of Total Construction Costs and Other Costs is less than $25.00 per rentable square foot in the Premises, Landlord shall pay to Tenant in cash a sum equal to seventy-five percent (75%) of such unused Construction Allowance.

         10. CONSTRUCTION SUPERVISION. Landlord or its affiliate shall execute the construction contract and supervise the Work, make disbursements required to be made to the contractor, and act as a liaison between the contractor and Tenant and coordinate the relationship between the Work, the Building, and the Building's systems; provided that Landlord shall not be entitled to a fee for Landlord's construction supervision services.

         11. LEASE PROVISIONS. To the extent not inconsistent with this Exhibit, Section 8.(a) of this Lease shall govern the performance of the Work and the Landlord's and Tenant's respective rights and obligations regarding the improvements installed pursuant thereto.

                                    EXHIBIT E

                                     PARKING

         Tenant shall be permitted to use vehicular parking spaces in the surface lot and the parking garage associated with the Building (the "PARKING GARAGE") at a ratio of one (1) space for each two hundred fifty (250) rentable square feet in the Premises (the "REQUIRED PARKING SPACES") during the initial Term at no additional charge to Tenant, but otherwise subject to such terms, conditions and regulations as are from time to time charged or applicable to patrons of the Parking Garage; provided that of the Required Parking Spaces, covered parking spaces in the Parking Garage shall be provided at a ratio of one (1) space for each three hundred thirteen (313) rentable square feet in the Premises (it being agreed that the remainder of the Required Parking Spaces need not be covered parking spaces). In addition, of the Required Parking Spaces, twenty (20) of the covered parking spaces in the Parking Garage and twenty-five (25) of the parking spaces in the surface lot shall be designated parking spaces reserved for Tenant's use (and the remainder shall be undesignated parking spaces).

         Concurrently with the commencement of construction of the Work, Landlord shall construct one hundred two (102) surface parking spaces on the surface of the Land immediately adjacent to the Building which shall be integrated into the currently existing parking facilities for the Building. Landlord shall secure at least three (3) bids for this construction, and Landlord and Tenant shall mutually agree on the contractor to perform such work. Such work shall be completed no later than December 31, 2000; provided that Landlord's obligation to timely commence and complete such work shall be subject to timely completion by the City of Richardson, Texas of such stormwater drainage improvements as may be necessary to close and fill the detention pond currently located on the intended site of such additional surface parking spaces; provided further that Landlord shall use commercially reasonable efforts to cause the City to complete such stormwater drainage improvements as soon as reasonably possible. Tenant shall pay Landlord $250,000 for such construction upon the completion of such work, after Landlord has submitted to Tenant copies of contracts, invoices, bills, statements and evidence of payment of such bills together with Landlord's request for payment of $250,000 from Tenant. Tenant shall pay Landlord such amount within thirty (30) days after Tenant receives such request from Landlord with reasonable supporting documentation, irrespective of the actual cost to Landlord of performing such work. Fifty-one (51) of such additional parking spaces shall be designated parking spaces reserved for Tenant's use during the Term of this Lease, as extended (which are in addition to the designated spaces stipulated above).

         Landlord agrees that Landlord will not lease any space in the Building to any tenant which lease provides for a parking ratio of more than three and one-half (3.5) parking spaces per 1,000 rentable square feet in the subject leased premises under such other lease, except to the extent that Landlord provides, constructs or otherwise makes available therefor parking spaces in addition to the one thousand sixty-three (1,063) existing parking spaces in the Parking Garage and the surface lot and the one hundred two
(102) surface parking spaces to be hereafter constructed by Landlord.

         If Tenant (a) assigns any of its interest in this Lease (other than as a result of a Permitted Transfer), or (b) enters into any sublease as to less than two (2) full floors in the Premises, then (i) such assignee or sublessee shall only be entitled to use, and Tenant may not grant to such assignee or sublessee more than, the Building standard ratio of parking spaces per rentable square foot (3.5 parking spaces per 1,000 rentable square feet), and (ii) the number of designated parking spaces reserved for Tenant's use shall be reduced by a percentage equal to the percentage of the rentable square feet in the Premises so assigned or subleased (other than pursuant to a Permitted Transfer). Notwithstanding the foregoing, if Tenant enters into a sublease as to at least two (2) full floors in the Premises, Tenant may, at Tenant's option, grant to such sublessee such portion of the parking spaces allocated to Tenant hereunder as Tenant elects in its discretion.

                                    EXHIBIT F

                                EXTENSION OPTIONS

         1. OPTION. Provided no Event of Default (which has continued beyond any applicable cure periods) exists and subject to Paragraph 3 of this Exhibit, Tenant may renew this Lease for two (2) additional periods of five
(5) years each on the same terms provided in this Lease (except as set forth below), by delivering written notice of the exercise thereof to Landlord not later than nine (9) months before the expiration of the applicable Term (the "ELECTION NOTICE"). On or before the commencement date of the extended Term in question, Landlord and Tenant shall execute an amendment to this Lease extending the Term on the same terms provided in this Lease, except as follows:

                  (a) The Basic Rental payable for each month during each such extended Term shall be the Fair Market Rental Rate, determined in accordance with Paragraph 2 below.

                  (b) The Premises during the renewal Term may be for all or such fewer number of full floors in the Premises as Tenant shall designate in the Election Notice. If the renewal is as to at least three (3) full floors, Tenant shall designate in the Election Notice which floor or floors will be included in the Premises, provided that Tenant must choose contiguous floors (except that Tenant may choose the 2nd floor and other floors that are not contiguous to the 2nd floor but are contiguous to one another). If the renewal is as to less than three full floors, Landlord shall determine which floors may be renewed (except that Tenant may specify in the Election Notice that the 2nd floor shall be included).

                  (c) Tenant shall have no further renewal options unless expressly granted by Landlord in writing; and

                  (d) Landlord shall lease to Tenant the Premises in their then-current condition, and Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements.

         2. DETERMINATION OF FAIR MARKET RENTAL RATE. Within thirty (30) days after Landlord receives the Election Notice, Landlord shall deliver to Tenant its assessment of the Fair Market Rental Rate ("LANDLORD'S ASSESSMENT"). If Tenant disagrees with Landlord's Assessment, it shall deliver to Landlord written notice thereof (an "OBJECTION NOTICE") within thirty (30) days after Landlord delivers Landlord's Assessment to Tenant specifying Tenant's assessment of the Fair Market Rental Rate; otherwise, Landlord's Assessment shall be the Basic Rental for the extended Term. If Tenant timely delivers an Objection Notice, Landlord and Tenant shall meet to attempt to determine the Fair Market Rental Rate for the extended Term. If Tenant and Landlord after good faith negotiations are unable to agree on such Fair Market Rental Rate within thirty (30) days after Tenant delivers to Landlord the Objection Notice, then (a) Tenant may elect not to extend the Term by notifying Landlord in writing within five (5) days after the expiration of such thirty
(30) day period (and if Tenant fails to so notify Landlord that it has elected to not extend the Term within such five (5) day period, Tenant shall be deemed to have elected to not renew the Term and its rights under this Exhibit shall lapse; time being of the essence with respect thereto); or (b) Tenant may object to Landlord's determination of the Fair Market Rental Rate but confirm its exercise of the extension option, in which event Landlord and Tenant shall each promptly appoint a Qualified Broker (as defined below). As soon as reasonably possible following their appointment, and in any event within thirty (30) days after Tenant's confirmation of its election to exercise the extension option, the two (2) Qualified Brokers selected by Landlord and Tenant shall each make a separate determination of the Fair Market Rental Rate as of the commencement date of the applicable extension term and shall deliver a written report of their determination (including reasonable detail supporting such determination) to Landlord and Tenant. If the higher of the two (2) Fair Market Rental Rate determinations is not more than one hundred five percent (105%) of the lower determination, then the average of the two determinations shall be the annual Basic Rental rate during the applicable extension term. If the higher determination is more than one hundred five percent (105%) of the lower determination, then the two
(2) Qualified Brokers selected by Landlord and Tenant shall, within ten (10) days of such final determination, select a third Qualified Broker. If the first two (2) brokers cannot agree upon a third broker within said ten (10) day period, either Landlord or Tenant may elect to have the third broker appointed by the President of the Dallas Chapter of AAA or its successor organization. Each party shall be responsible for the compensation, if any, of the broker appointed by it and for one-half (1/2) of the compensation, if any, or the third broker. As soon as reasonably possible following its appointment, the third broker shall determine which of the first two brokers' determinations most closely approximates the Fair Market Rental Rate as of the commencement date of the applicable extension Term, and the determination so selected shall be the annual Basic Rental rate for the applicable extension Term. Landlord and Tenant hereby covenant and agree that the annual Basic Rental rate determined in accordance with the foregoing procedure shall be binding upon each of them. As used herein, the term "QUALIFIED BROKER" means a real estate broker who (A) is licensed in the State of Texas, (B) has been actively and continuously engaged in the leasing of office space in the Dallas, Texas market during the preceding ten (10) year period, (C) has been the primary broker representing either the lessor or the lessee to a lease covering at least 25,000 square feet of space during the most recent three
(3) year period, and (D) has not represented Landlord or Tenant during the preceding five (5) year period. The term "FAIR MARKET RENTAL RATE" shall mean the market rental rate for the time period such determination is being made for comparable new lease transactions of office space in other Class A office buildings in the "telecom corridor" sub-market of Dallas, Texas for space of equivalent quality, size, utility, and location. Such determination shall take into account all relevant factors, including, the length of the term, credit standing of Tenant, market concessions, expense stop, construction allowances, and the ratio of parking spaces provided to Tenant under this Lease.

                  3. Tenant's rights under this Exhibit shall terminate if
(1) this Lease or Tenant's right to possession of the Premises is terminated,
(2) Tenant assigns its interest in this Lease other than to a Permitted Transferee or another transferee approved by Landlord or (3) Tenant fails to timely exercise its option under this Exhibit, time being of the essence with respect to Tenant's exercise thereof. Tenant may not exercise the extension right herein granted with respect to any portion of the Premises then under sublease except pursuant to Short-Term Subleases.

                                    EXHIBIT G

                      TENANT'S PREFERENTIAL RIGHT TO LEASE

         1. Subject to then-existing preferential rights or renewal or expansion options of other tenants in the Building, before offering to lease to any third-party person (except the then-current tenant therein) any portion (the "OFFER SPACE") of the tenant space in the Building other than the Premises and the Must-Take Space (the "ADDITIONAL SPACE"), Landlord shall first offer to lease to Tenant the Offer Space. Such offer (the "OFFER NOTICE") shall be in writing and specify: (a) the rent to be paid for the Offer Space, which shall be (i) if such Offer Notice is given within eighteen
(18) months of the Commencement Date, the Basic Rental for the Premises, or
(ii) if such Offer Notice is given more than eighteen (18) months after the Commencement Date, Landlord's Assessment of the Fair Market Rental Rate (which shall assume the provision of market allowances, as set forth below),
(b) the lease term for the Offer Space which shall be (i) if such Offer Notice is given within sixty (60) months of the Commencement Date, coterminous with the initial Lease Term, and (ii) if such Offer Notice is given more than sixty (60) months after the Commencement Date, such term as Landlord shall reasonably designate, but not expiring sooner than the expiration of the initial Lease Term, and (c) the date after completion of applicable build-out on which the Offer Space shall be included in the Premises. In addition, Tenant may from time to time (but not more frequently than once every six (6) months) request Landlord to provide to Tenant a list of the portions of the Additional Space then unencumbered and available for rent and thereafter, if Tenant shall so request in writing, Landlord shall provide an Offer Notice to Tenant as to such available, unencumbered portions of Additional Space as Tenant shall specify (also referred to as "OFFER SPACE"). Within ten (10) business days after Landlord delivers to Tenant the Offer Notice, Tenant shall notify Landlord in writing that (a) Tenant elects to lease the entire Offer Space at the applicable rental rate set forth in the Offer Notice, (b) Tenant objects to Landlord's determination of the Fair Market Rental Rate (if applicable) but confirms its exercise of the preferential right to lease the Offer Space, in which event Tenant shall deliver its Objection Notice within thirty (30) days after receipt of the Offer Notice, Landlord and Tenant thereafter shall each promptly appoint a Qualified Broker, and the Fair Market Rental Rate shall be determined in accordance with the procedures set forth in EXHIBIT F, or (c) Tenant elects not to lease the Offer Space. If Tenant timely elects to lease the Offer Space, then Landlord and Tenant shall execute an amendment to this Lease, effective as of the date the Offer Space is to be included in the Premises, on the same terms as this Lease except that (1) the rentable area of the Premises shall be increased by the rentable area in the Offer Space (and Tenant's Proportionate Share shall be adjusted accordingly), (2) the Basic Rental for such space shall be the Fair Market Rental Rate or other applicable rental rate set forth in the Offer Notice, (3) if the Offer Notice is given within eighteen (18) months after the Commencement Date, the allowances to be provided by Landlord to Tenant shall be decreased proportionally in the same ratio as the then remaining Term of the Lease (not including any renewal and extension options) bears to the initial 10-year Term of this Lease, and (4) if the Offer Notice is given more than eighteen
(18) months after the Commencement Date, market allowances will be provided (and taken into account in establishing the Fair Market Rental Rate). If, however, Tenant does not elect within the time and in the manner above provided to exercise said option, then Landlord may lease the Offer Space to third parties, subject to paragraph 2 below. If a lease for such Offer Space is not fully executed within one hundred eighty (180) days following the expiration of the ten (10) business day period mentioned above, then the Offer Space shall again be subject to the preferential right in accordance with the foregoing provisions of this paragraph 1; provided that in any event, Tenant's preferential right shall continue with respect to the remainder of the Additional Space not then or previously the subject of an Offer Notice on the terms hereinabove set forth.

         2. If at any time during the Term of this Lease, Landlord receives a bona fide offer from a third-party to lease all or a portion of the Additional Space (other than pursuant to then-existing preferential rights or renewal or expansion options of other tenants in the building or the then-current tenant therein) which Landlord desires to accept, whether or not Landlord shall have previously given an Offer Notice with respect thereto, Landlord shall so notify Tenant in writing (a "REFUSAL NOTICE") and shall (a) identify the Additional Space affected thereby (the "REFUSAL SPACE"); (b) specify the rent to be paid and the allowances (if any) to be provided for the Exercise Space (as hereinafter defined), which shall be the rent to be paid and the allowances (if any) to be provided under such bona fide offer which Landlord desires to accept; (c) specify the lease term for the Exercise Space which shall be (i) if such Refusal Notice is given within sixty (60) months of the Commencement Date, coterminous with the initial Lease Term, and
(ii) if such Refusal Notice is given more than sixty (60) months after the Commencement Date, such term as is provided in the third-party offer Landlord desires to accept, but not expiring sooner than the expiration of the initial Lease Term; and (d) the date on which the Exercise Space shall be included in the Premises. Within ten (10) business days after Landlord delivers to Tenant the Refusal Notice, Tenant shall notify Landlord in writing that (1) Tenant elects to lease at the rental rate set forth in the Refusal Notice all or a portion of the Refusal Space, provided that until at least seventy-five percent (75%) the Building is leased, Tenant must elect to lease not less than two additional floors in the Building if the Refusal Space is two or more floors, and if the Refusal Space is less than two full floors, then Tenant must elect to lease all the Refusal Space, and provided further that after at least seventy-five percent (75%) of the Building has been leased, Tenant must elect to lease not less than one additional full floor in the Building (the space as to which Tenant exercises its option, which if not coextensive with the Refusal Space shall be mutually agreed to by Landlord and Tenant, being hereinafter called the "EXERCISE SPACE"), or (2) Tenant elects not to lease the Refusal Space. If Tenant timely elects to lease the Exercise Space, then Landlord and Tenant shall execute an amendment to this Lease, effective as of the date the Exercise Space is to be included in the Premises, on the same terms as this Lease except that (x) the rentable area of the Premises shall be increased by the rentable area in the Exercise Space (and Tenant's Proportionate Share shall be adjusted accordingly), (y) the Basic Rental for such space shall be the rental rate set forth in the Refusal Notice, and (z) the allowances (if any) contained in the bona fide offer which Landlord desires to accept will be provided. If, however, Tenant does not elect within the time and in the manner above provided to exercise said option, then Landlord may lease the Refusal Space to third parties. If a lease for such Refusal Space is not fully executed within one hundred eighty
(180) days following the expiration of the ten (10) business day period mentioned above, then the Refusal Space shall again be subject to the preferential right in accordance with the foregoing provisions of paragraph 1.

         3. The preferential and refusal rights granted to Tenant under this EXHIBIT G shall also be applicable to tenant space in any office building which Landlord or CCII constructs on the Development Site, other than an office building constructed pursuant to a build-to-suit or other similar arrangement whereby such building is developed for the principal use and benefit of a single tenant.

         4. Tenant may not exercise its rights under this Exhibit if an Event of Default (which has continued beyond any applicable cure period) exists or, after the Commencement Date, Inet Technologies, Inc. is not then in occupancy of at least seventy-five percent (75%) of the net rentable area of the Premises. Tenant's rights under this Exhibit shall terminate if (a) this Lease or Tenant's right to possession of the Premises is terminated or (b) Tenant assigns any of its interest in this Lease other than to a Permitted Transferee. No sublessee or assignee of Tenant shall have any rights under this Exhibit.

                                    EXHIBIT H

                         MUST-TAKE EXPANSION OBLIGATION

         1. Tenant hereby irrevocably agrees to take and lease from Landlord the entire seventh (7th) floor of the Building (Suite 700), containing 27,697 rentable square feet (the "MUST-TAKE SPACE") on the same terms and conditions as are applicable to the initial Premises, including Basic Rental, Construction Allowance, and finish out of the Must-Take Space generally in accordance with the terms and conditions of EXHIBIT D of this Lease, except that (a) the scheduled commencement date of this Lease as to the Must-Take Space shall be the date specified in a written notice by Tenant to Landlord, which date shall be not earlier than twenty (20) weeks after the date on which Tenant undertakes to deliver to Landlord for its approval final working drawings for the Must-Take Space (which dates shall be specified in such notice) and not later than April 1, 2001, subject to adjustment in the same manner as set forth in Section 3 with respect to the initial Premises, provided that if Tenant fails to deliver such a notice at least twenty (20) weeks prior to April 1, 2001, the Commencement Date with respect to the Must-Take Space shall be April 1, 2001; (b) Tenant shall not be entitled to any free rental period with respect to the Must-Take Space, except to the extent that the Commencement Date applicable to the Must-Take Space occurs prior to October 1, 2000 in which event Tenant shall be entitled to free rent from the Commencement Date applicable to the Must-Take Space to but not including October 1, 2000: and (c) the initial Term for the Must-Take Space shall be coterminous with that of the initial Premises. By occupying the Must-Take Space, Tenant shall be deemed to have accepted the Premises in their condition as of the date of such occupancy, subject to the performance of punch-list items that remain to be performed by Landlord, if any. Tenant shall execute and deliver to Landlord, within ten (10) days after Landlord has requested same, a letter agreement confirming (1) the Commencement Date applicable to the Must-Take Space, (2) that Tenant has accepted the Must-Take Space, (3) that Landlord has performed all of its obligations with respect to the Must-Take Space (except for punch-list items specified in such letter), and (4) that the number of rentable square feet in the Premises has been increased by the number of rentable square feet in the Must-Take Space and adjusting Tenant's Proportionate Share accordingly.

                                    EXHIBIT I

                                EXPANSION OPTIONS

         1. Provided no Event of Default (which has continued beyond any applicable cure periods) exists and Tenant is occupying the entire Premises at the time of such election, Tenant may elect to lease up to 27,697 rentable square feet of additional space on the sixth (6th) floor of the Building as designated on EXHIBIT A-6 (the "FIRST EXPANSION AREA"), by delivering to Landlord, on or before the date that is six (6) months after the Commencement Date, written notice of Tenant's election to include such space in the Premises (the "FIRST FIRST-YEAR EXPANSION OPTION"). If Tenant timely exercises its First First-Year Expansion Option, then Tenant and Landlord shall execute an amendment to this Lease including the First Expansion Area in the Premises on the same terms and conditions as are applicable to the initial Premises, including Basic Rental, Construction Allowance, and finish out of the First Expansion Area generally in accordance with the terms and conditions of EXHIBIT D of this Lease, except that (a) the scheduled commencement date of this Lease as to the First Expansion Area shall be the date specified in the written notice of election by Tenant, which date shall be not earlier than twenty (20) weeks after the date on which Tenant undertakes to deliver to Landlord for its approval final working drawings for the First Expansion Area (which dates shall be specified in such notice) and not later than eighteen (18) months after the Commencement Date (subject to adjustment in the same manner as set forth in Section 3 with respect to the initial Premises), (b) Tenant shall not be entitled to any free rental period with respect to the First Expansion Area, (c) the initial Term for the First Expansion Area shall be coterminous with that of the initial Premises, and
(d) the Construction Allowance and any other allowances to be provided by Landlord to Tenant shall be decreased proportionally in the same ratio as the then remaining term of this Lease (not including any renewal or extension options) bears to the initial 10-year Term of this Lease. By occupying the First Expansion Area, Tenant shall be deemed to have accepted the First Expansion Area in their condition as of the date of such occupancy, subject to the performance of punch-list items that remain to be performed by Landlord, if any. Tenant shall execute and deliver to Landlord, within ten
(10) days after Landlord has requested same, a letter agreement confirming
(1) the Commencement Date applicable to the First Expansion Area, (2) that Tenant has accepted the First Expansion Area, (3) that Landlord has performed all of its obligations with respect to the First Expansion Area (except for punch-list items specified in such letter), and (4) that the number of rentable square feet in the Premises has been increased by the number of rentable square feet in the First Expansion Area and adjusting Tenant's Proportionate Share accordingly.

         2. Provided no Event of Default exists, Tenant has exercised the First Expansion Option, the fifth (5th) floor of the Building has not theretofore been leased in whole or in part, and Tenant is occupying the entire Premises at the time of such election, Tenant may elect to lease up to 27,697 rentable square feet of additional space on the fifth (5th) floor of the Building as designated on EXHIBIT A-7 (the "SECOND EXPANSION Area"), by delivering to Landlord, on or before the date that is twelve (12) months after the Commencement Date, written notice of Tenant's election to include such space in the Premises (the "SECOND FIRST-YEAR EXPANSION OPTION"). If Tenant timely exercises its Second First-Year Expansion Option, then Tenant and Landlord shall execute an amendment to this Lease including the Second Expansion Area in the Premises on the same terms and conditions as are applicable to the initial Premises, including Basic Rental, Construction Allowance, and finish out of the Second Expansion Area generally in accordance with the terms and conditions of EXHIBIT D of this Lease, except that (a) the scheduled commencement date of this Lease as to the Second Expansion Area shall be the date specified in the written notice of election by Tenant, which date shall be not earlier than twenty (20) weeks after the date on which Tenant undertakes to deliver to Landlord for its approval final working drawings for the Second Expansion Area (which dates shall be specified in such notice) and not later than twenty-four (24) months after the Commencement Date (subject to adjustment in the same manner as set forth in Section 3 with respect to the initial Premises), (b) Tenant shall not be entitled to any free rental period with respect to the Second Expansion Area,
(c) the initial Term for the Second Expansion Area shall be coterminous with that of the initial Premises, and (d) the Construction Allowance and any other allowances to be provided by Landlord to Tenant shall be decreased proportionally in the same ratio as the then remaining term of this Lease (not including any renewal or extension options) bears to the initial 10-year Term of this Lease. By occupying the Second Expansion Area, Tenant shall be deemed to have accepted the Second Expansion Area in their condition as of the date of such occupancy, subject to the performance of punch-list items that remain to be performed by Landlord, if any. Tenant shall execute and deliver to Landlord, within ten (10) days after Landlord has requested same, a letter agreement confirming (1) the Commencement Date applicable to the Second Expansion Area, (2) that Tenant has accepted the Second Expansion Area, (3) that Landlord has performed all of its obligations with respect to the Second Expansion Area (except for punch-list items specified in such letter), and (4) that the number of rentable square feet in the Premises has been increased by the number of rentable square feet in the Second Expansion Area and adjusting Tenant's Proportionate Share accordingly. Landlord shall use reasonable efforts to lease floors three (3), four (4) and five (5) in the Building prior to leasing space on the sixth (6th) floor of the Building; provided that Landlord shall not be obligated to forego any leasing opportunity as to the sixth (6th) floor as part of such efforts.

         3. Tenant's rights under this Exhibit shall terminate if (a) this Lease or Tenant's right to possession of the Premises is terminated, (b) Tenant assigns any of its interest in this Lease other than to a Permitted Transferee, or (c) Tenant fails to timely exercise its First-Year Expansion Options under this Exhibit, time being of the essence with respect to Tenant's exercise thereof. Tenant may not exercise its rights under this
Exhibit if an Event of Default (which has continued beyond any applicable cure periods) exists or, after the Commencement Date, Inet Technologies, Inc. is not then in occupancy of at least seventy-five percent (75%) of the net rentable area of the Premises. No sublessee or assignee of Tenant shall have any rights under this Exhibit.

                                    EXHIBIT J

                    RIGHT OF FIRST REFUSAL - DEVELOPMENT SITE

         1. Prior to Landlord's Commencement of Construction (as hereinafter defined), Landlord agrees for itself and its affiliate, CCII, that, during the Term, prior to offering to sell a development site in substantially the same shape and configuration as is identified on EXHIBIT A-2 (the "DEVELOPMENT SITE") to any third party not affiliated with Landlord or CCII, CCII shall first offer to sell to Tenant the Development Site on the same material business terms and conditions as the Development Site is to be offered to any such unaffiliated third party; such offer shall be in writing and specify the purchase price to be paid for the Development Site, the date by which the Development Site must be purchased, and all other material business terms of the sales proposal (the "PURCHASE OFFER NOTICE"). Tenant shall notify CCII and Landlord in writing whether Tenant elects to purchase the entire Development Site on the terms set forth in the Purchase Offer Notice (the "TENANT ELECTION NOTICE") within ten (10) business days after Landlord or CCII delivers to Tenant the Purchase Offer Notice. If Tenant timely notifies CCII and Landlord in the Tenant Election Notice that Tenant elects to purchase the Development Site, then CCII and Tenant shall enter into a mutually acceptable purchase and sale agreement which shall incorporate the terms of the Purchase Offer Notice, and shall provide for the sale of the Development Site on an "as-is," "where-is" basis. If, however, Tenant does not elect within the time and in the manner above provided to exercise the preferential right to purchase hereinabove set forth, then CCII may sell the Development Site to any such unaffiliated third party at a purchase price that is not less than ninety-five percent (95%) of the purchase price set forth in the Purchase Offer Notice. If a purchase and sale agreement for such Development Site is not fully executed within one hundred eighty (180) days following the expiration of the ten (10) business day period mentioned above, or if CCII elects to sell the Development Site on terms materially different from those that are set forth in the Purchase Offer Notice, then the Development Site shall again be subject to the preferential right in accordance with the foregoing provisions of this Exhibit. Tenant may not exercise its rights under this Exhibit if an Event of Default exists hereunder.

         2. Tenant's rights under this Exhibit shall terminate if (a) this Lease or Tenant's right to possession of the Premises is terminated; (b) Tenant assigns any of its interest in this Lease or sublets any portion of the Premises this Lease (other than to a Permitted Transferee); or (c) Commencement of Construction by CCII, Landlord or an affiliate of CCII or Landlord occurs on the Development Site (each of the foregoing being called "TERMINATION EVENTS").

         3. For purposes of this Exhibit, "COMMENCEMENT OF CONSTRUCTION" shall be deemed to have occurred only after a building permit has been obtained, rough grading has been completed, and work has been initiated on the foundations for permanent improvements on the Development Site

         4. Upon Tenant's written request, Landlord agrees to cause CCII to execute and record a Memorandum of Preferential Right with respect to the preferential rights herein granted in respect of the Development Site in the form set forth below (the "MEMORANDUM"). Tenant hereby agrees that if (a) a Termination Event has occurred, or (b) following receipt of a Purchase Offer Notice, Tenant does not timely elect to purchase the Development Site pursuant to a Tenant Election Notice, then within two (2) business days of written request by Landlord or CCII, Tenant shall execute and deliver a Termination of Preferential Right in the form set forth below (the "TERMINATION"). Tenant further agrees that if Tenant fails to execute and deliver a Termination following proper request by Landlord or CCII therefor, such failure shall constitute an Event of Default by Tenant under the Lease. In addition to any other remedies that Landlord may have under this Lease, Landlord and/or CCII shall have the right, and are each hereby granted an irrevocable power-of-attorney coupled with an interest, to execute and deliver in the name of Tenant and record the Termination. Tenant further acknowledges and agrees that the damages which will accrue to Landlord and CCII if Tenant fails to execute and deliver the Termination cannot readily be estimated or calculated, and that Landlord and/or CCII shall be entitled to seek and obtain specific performance of such obligation.

                  [FORMS OF MEMORANDUM AND TERMINATION FOLLOW]

                                     FORM OF

                        MEMORANDUM OF PREFERENTIAL RIGHT

STATE OF TEXAS             )
                           ) KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS           )

         That COLLINS CROSSING II, LTD., a Texas limited partnership ("GRANTOR") has granted in favor of INET TECHNOLOGIES, INC., a Delaware corporation ("GRANTEE"), a preferential right (the "PREFERENTIAL RIGHT") to purchase the property described on EXHIBIT A attached hereto and incorporated herein (the "DEVELOPMENT SITE") on certain terms and conditions set forth in that certain Lease dated January ____, 2000, between Collins Crossing, Ltd., a Texas limited partnership ("LANDLORD"), as landlord, and Grantee, as tenant, relating to certain premises in the office building located on certain adjoining property owned by Grantor (the "LEASE"). Grantor, an affiliate of Landlord, acknowledges that it expects, or can reasonably be expected, to derive benefit from the Lease and the Preferential Right.

         The Preferential Right to purchase the Development Site terminates upon the occurrence of a Termination Event (as defined in the Lease) or the failure of Grantee to timely exercise the Preferential Right pursuant to terms set forth in the Lease.

         Grantee has granted to each of Grantor and Landlord an irrevocable power-of-attorney, coupled with an interest, to execute, deliver and record a Termination of Preferential Right in the form attached hereto as EXHIBIT B if Grantee fails or refuses to do so in compliance with the Lease.

         This Memorandum of Preferential Right (and the Preferential Right to purchase the Development Site) shall terminate and be of no further force and effect on the earlier to occur of (1) the execution and recording of a Termination of Preferential Right in substantially the form attached hereto as EXHIBIT B, or (2) June 30, 2020.

         EXECUTED as of January ____, 2000.

GRANTOR:                          COLLINS CROSSING II, LTD.,
                                  a Texas limited partnership

                                  By:      TCDFW-Collins Crossing, Ltd.,
                                           a Texas limited partnership

                                           By:      TCDFW #1, Inc.,
                                                    a Delaware corporation,
                                                    its sole general partner

                                           By:  _______________________________
                                           Name:_______________________________
                                           Title:______________________________

GRANTEE:                         INET TECHNOLOGIES, INC.,
                                 a a Delaware corporation

                                 By: __________________________________________
                                        William Mina, Senior Vice President

STATE OF TEXAS             )
                           )
COUNTY OF DALLAS           )

         The foregoing instrument was acknowledged before me this _____ day of January, 2000, by _____________________________, ________________________ of
TCDFW #1, Inc., a Delaware corporation, sole general partner of TCDFW-Collins Crossing, Ltd., a Texas limited partnership on behalf of COLLINS CROSSING II, LTD., a Texas limited partnership on behalf of such corporation and limited partnerships. He is personally known to me or has produced HIS DRIVER'S LICENSE as identification.

                                          _____________________________________
                                                Notary Public, State of Texas
                                          _____________________________________
                                                    Notary's Printed Name

                                          My Commission Expires: ______________

STATE OF TEXAS             )
                           )
COUNTY OF DALLAS           )

         The foregoing instrument was acknowledged before me this _____ day of January, 2000, by William Mina, Senior Vice President of INET TECHNOLOGIES, INC., a Delaware corporation on behalf of said corporation. He is personally known to me or has produced HIS DRIVER'S LICENSE as identification.

                                          _____________________________________
                                                Notary Public, State of Texas
                                          _____________________________________
                                                    Notary's Printed Name

                                          My Commission Expires: ______________

                                     FORM OF
                        TERMINATION OF PREFERENTIAL RIGHT

STATE OF TEXAS             )
                           ) KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS           )

         That COLLINS CROSSING II, LTD., a Texas limited partnership ("GRANTOR") has granted in favor of INET TECHNOLOGIES, INC., a Delaware corporation ("GRANTEE"), a preferential right (the "PREFERENTIAL RIGHT") to purchase the property described on EXHIBIT A attached hereto and incorporated herein (the "DEVELOPMENT SITE") on certain terms and conditions set forth in that certain Lease dated January ____, 2000, between Collins Crossing, Ltd., a Texas limited partnership and Grantee (the "LEASE"), as more fully set forth in that certain Memorandum of Preferential Right dated January ____, 2000, between Grantor and Grantee, recorded in Volume _____, Page ______, of the Real Property Records of Dallas County, Texas (the "MEMORANDUM").

         The undersigned, being duly authorized to do so, does hereby certify that either a Termination Event (as defined in the Lease) has occurred or Grantee has failed to timely exercise the Preferential Right pursuant to terms set forth in the Lease. Accordingly, the Memorandum and the Preferential Right are hereby irrevocably and finally released and terminated and are of no further force or effect.

         EXECUTED as of ________________________, _______.

         :                             INET TECHNOLOGIES, INC.,
                                       a Delaware corporation

                                       By:  _______________________________
                                       Name:_______________________________
                                       Title:______________________________

STATE OF TEXAS             )
                           )
COUNTY OF DALLAS           )

         The foregoing instrument was acknowledged before me this _____ day of _____________, ______, by ____________________________, _______________________
of INET TECHNOLOGIES, INC., a Delaware corporation on behalf of said corporation. He is personally known to me or has produced HIS DRIVER'S LICENSE as identification.

                                          _____________________________________
                                                Notary Public, State of Texas
                                          _____________________________________
                                                    Notary's Printed Name

                                          My Commission Expires: ______________

                                    EXHIBIT K

                           WAIVER OF RIGHTS UNDER THE
               DECEPTIVE TRADE PRACTICES - CONSUMER PROTECTION ACT

         EACH OF LANDLORD AND TENANT WAIVES ITS RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SECTION 17.41, ET. SEQ., BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF ITS CHOICE, EACH OF LANDLORD AND TENANT CONSENT TO THIS WAIVER.

                         LANDLORD:

                         COLLINS CROSSING, LTD.,
                         a Texas limited partnership

                         By:   TCDFW-Collins Crossing, Ltd.,
                               a Texas limited partnership

                               By:   TCDFW #1, Inc.,
                                     a Delaware corporation,
                                     its sole general partner

                                     By:  _______________________________
                                     Name:_______________________________
                                     Title:______________________________

                         TENANT:

                         INET TECHNOLOGIES, INC.,
                         a Delaware corporation

                         By:
                            ___________________________________________
                               William Mina, Senior Vice President

                                    EXHIBIT L

         FORMS OF SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

                                   [attached]

                                    EXHIBIT M

                             SECURITY SPECIFICATIONS

The Building is staffed on a seven day per week, 24 hour per day basis by a Trammell Crow Company staff that includes a Security Manager and 3 Security Staff.

There are 16 surveillance cameras throughout the property which include:

Lobby entrances (2)
Dock and service hallway (2)
Passenger elevator cabs (2)
Freight elevator cab (1)
Garage elevator cab (2)
Garage elevator vestibules (5)
Parking garage gates (2)

There are 13 proximity card readers throughout the property which include:

Lobby entrances (2)
Loading dock (1)
Garage elevator vestibules (5)
Parking garage gates (2)
Passenger elevator cabs (2)

Additionally, all cameras are recorded on a 24 hour per day basis.

                                    EXHIBIT N

                 FORM OF STAUBACH COMMPANY COMMISSION AGREEMENT

                                   [attached]

                                    EXHIBIT O

                         SCHEDULE OF LISTED COMPETITORS

1.       Nortel

2.       Alcatel

3.       3Com Corporation

4.       Tekelec (IEX)

                                    EXHIBIT P

                             [Intentionally Omitted]

                                    EXHIBIT Q

                               HVAC SPECIFICATIONS

Central System: Central chilled water system using two water cooled (by cooling tower) chillers of total 900 tons capacity and one 27,000 CFM variable air volume air handling unit on each floor.

Terminal Unit:             Variable air volume fan powered electric boxes for
                           all perimeter zones complete. Variable air volume terminal boxes only for interior common areas.

Air Distribution:          Medium pressure duct work complete from air handling
                           units to VAV fan powered electric heat perimeter boxes, interior VAV boxes for common areas only and for future interior VAV boxes for tenant areas. Low pressure duct work complete from perimeter VAV fan powered electric heat boxes to perimeter slot diffusers and complete from interior VAV boxes to diffusers for interior common areas only.

Control System:            Automated direct digital control.

Computer Room A/C
Condenser Water Loop:      200 tons (600 GPM) surplus cooling tower capacity
                           with separate pump, standby pump and piping risers for tenant

                                    EXHIBIT R

                            JANITORIAL SPECIFICATIONS

A.   OFFICE AREAS

     1. Empty, clean and damp dust all waste receptacles and remove waste paper and rubbish from the premises nightly; wash receptacles as necessary.

     2. Empty and clean all ash trays, screen all sand urns nightly and supply and replace sand as necessary.

     3. Vacuum all rugs and carpeted areas in offices, lobbies and corridors nightly. Spot clean carpets as needed.

     4. Hand dust and wipe clean with damp or treated cloth all office furniture, files, fixtures, paneling, window sills and other horizontal surfaces nightly; wash window sills when necessary.

     5. Damp wipe and polish all glass furniture tops nightly.

     6. Remove all finger marks and smudges from vertical surfaces, including doors, door frames, around light switches, private entrance glass and partitions nightly.

     7. Wash clean all water coolers nightly.

     8. Sweep all stairways nightly, vacuum if carpeted.

     9. Police all stairwells throughout the entire building daily and keep in clean condition.

     10. Damp mop spillage in office and public areas as required.

     11. Damp dust all telephones as necessary.

B.   WASH ROOMS

     1. Mop, rinse and dry floors nightly.

     2. Scrub floors weekly.

     3. Clean all mirrors, bright work and enameled surfaces, nightly.

     4. Wash and disinfect all basin, urinals and bowls nightly, using non-abrasive cleaners to remove stains and clean underside of rim on urinals and bowls nightly.

     5. Wash both sides of all toilet seats with soap and water and disinfect nightly.

     6. Damp wipe nightly, wash all partitions, tile walls and outside surface of all dispensers and receptacles.

     7. Empty and sanitize all receptacles and sanitary disposals nightly; thoroughly clean and wash at least once per week.

     8. Fill toilet tissue, soap, towel and sanitary napkin dispensers nightly.

     9. Clean flushometers, piping, toilet seat hinges and other metal work nightly.

     10.Wash and polish all wall, partitions tile walls and enamel surfaces from trim to floor monthly or as needed.

     11. Vacuum all louvers, ventilating grills, and dust light fixtures monthly.

   NOTE: It is the intention to keep the wash rooms thoroughly cleaned and not to use a disinfectant or deodorant to kill odor. If a disinfectant is necessary, an odorless product will be used with the Manager's permission.

C.   FLOORS

     1. Ceramic tile, marble and terrazzo floors to be swept and buffed nightly and washed or scrubbed as necessary.

     2. Vinyl asbestos, asphalt, vinyl, rubber or other composition floors and bases to be swept nightly; such floors in public areas on multiple tenancy floors to be waxed and buffed as needed.

     3. Tile floors in office areas will be washed and buffed monthly.

     4. All vinyl floors stripped and rewaxed as necessary.

     5. All carpeted areas and rugs to be vacuumed clean nightly.

     6. Detail vacuuming shall be performed as necessary.

     7. Carpet shampooing will be performed at Manager's request and billed by Manager.

D.   RAISED COMPUTER FLOORS

     1. Dry mop and spot clean all computer flooring nightly.

     2. Wet mop all computer flooring at least once weekly. Mopping may be performed on separate sections of the computer flooring on successive nights, as long as entire raised flooring is mopped once during each one week period.

     3. Buff all computer flooring monthly.

     4. Computer sub-flooring shall be cleaned annually by contractor, or as necessary.

E.   GLASS

     1. Clean glass entrance doors, adjacent glass panels, and any common area glass nightly.

F.   HIGH DUSTING (As Needed)

     1. Dust and wipe clean all closet shelving when empty and carpet sweep or dry mop all floors in closets if such are empty.

     2. Dust all picture frames, charts, graphs and similar wall hangings.

     3. Dust clean all vertical such as walls, partitions, doors, door bucks and other surfaces above shoulder height.

     4. Damp dust all ceiling air conditions diffusers, wall grilles, registers and other ventilating louvers.

     5. Dust the exterior surfaces of lighting fixtures, including glass and plastic enclosures.

     6. Dust all mini blinds.

G.   ELEVATORS

     1. Carpets will be vacuumed daily and spot cleaned as necessary.

     2. Exterior and interior doors and trim will be dusted nightly.

     3. Cabinets will be dusted nightly.

     4. Control and dispatch panels will be dusted and polished as necessary.

     5. Elevator thresholds will be cleaned nightly.

     6. Hardwood surfaces will be kept clean.

     7. Telephones will be kept dust free.

     8. Garage elevators - floors will be stripped, waxed, and damp mopped as necessary. Elevator tracks are to be kept clean.

H.   GENERAL

     1. Wipe all interior metal window frames, mullions, and other unpainted interior metal surfaces of the perimeter walls of the building each time the interior of the window is washed (as requested by the Manager).

     2. Keep slopsink rooms in a clean, neat and orderly condition at all times.

     3. Wipe clean and polish all metal hardware fixtures and other bright work nightly.

     4. Dust and/or wash all directory boards as required, remove fingerprints and smudges nightly.

     5. Maintain building lobby, corridors and other public areas in a clean condition.

     6. Dust fire extinguishers and cabinets nightly (interior and exterior); wash as necessary.

     7. All baseboards (resilient flooring and carpeted areas) will be washed and wiped clean as necessary.

     8. Vacuum entrance mats nightly.

     9. Perform special cleaning needs of individual tenants only as authorized and directed by the manager.

     10.Properly maintain exterior of building at ground level by ensuring that curtain wall, glass, marble, etc., is kept in a clean condition. Exterior stainless steel is to be cleaned or polished weekly.

     11. Polish standpipes and sprinkler Siamese connections as necessary.

   NOTE: Upon completion of nightly duties, floor supervisors will ensure that all offices have been cleaned and left in a neat and orderly condition; all lights have been turned off and all doors locked. Nightly condition report should be completed, noting any employees working on the floor or other incidents.